Registration Statement No. 333-144627

811-04633

As Filed with the Securities and Exchange Commission on April 29, 2015

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 21	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 81	☒

DELAWARE LIFE NY VARIABLE ACCOUNT D

Registrant

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

Depositor

1115 Broadway, 12th Floor

New York, New York 10010

Depositor’s Address

1-866-702-6998

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

96 Worcester Street

Wellesley Hills, Massachusetts 02481

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Executive VUL

Delaware Life NY Variable Account D

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

May 1, 2015

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company of New York (“we”, “us” or “Company”) through Delaware Life NY Variable Account D (the “Variable Account”), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)12

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Founding Funds Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)13

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Multi-Asset Managed Allocation Portfolio (Administrative Class)1,13

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

Intermediate Term Bond

American Funds Insurance Series® Bond Fund (Class 2)

Franklin U.S. Government Securities VIP Fund (Class 2)2,

MFS® Corporate Bond Portfolio (Service Class)10

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)11

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2,12

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund (Series I)

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Oppenheimer Global Fund/VA (Service Shares)

Templeton Growth VIP Fund (Class 2)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

MFS® Money Market Portfolio (Initial Class)

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Columbia Variable Portfolio - Marsico 21st Century Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Service Class)

MFS® Value Series (Initial Class)

Oppenheimer Capital Appreciation Fund/VA (Service Shares)

Oppenheimer Main Street Fund/VA (Service Shares)2

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)3

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Deutsche Small Cap Index VIP (Class B)8,9

Franklin Small Cap Value VIP Fund (Class 2)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,4

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	For Policies with Investment Start Dates on and after October 6, 2008, allocations to these investment options are not permitted.

[3]	The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.

[4]	This Fund does not have different share classes.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	Formerly known as DWS Small Cap Index VIP.

[10]	Formerly known as MFS® Bond Portfolio.

[11]	Formerly known as MFS® Research Bond Series.

[12]	Effective May 1, 2015, the AllianceBernstein Portfolios changed their names from AllianceBernstein to AB.

[13]	This Fund employs a managed volatility strategy.

Delaware Life Insurance Company of New York

Service Office: 96 Worcester Street

Wellesley Hills, Massachusetts 02481

(800) 468-9890

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Right to Return Period

You may return the Policy within 10 days beginning when You receive the Policy and receive a refund equal to the greater of premiums paid and premiums paid plus money market return.

Premium Payments

Generally, You must make a minimum Initial Premium payment that will sustain the Policy for three months from its Issue Date. You choose the amount and timing of subsequent premium payments, within certain limits. We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse. You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Total Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Total Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

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You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit

Specified Face Amount is the minimum amount of life insurance in the Policy. Supplemental Insurance Face Amount is the amount of supplemental life insurance You elect.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount or Supplemental Insurance Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount or Supplemental Insurance Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

•	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

•	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

•	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	waiver of monthly deductions

•	payment of stipulated amount

•	loan lapse protection

•	charitable giving benefit

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

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CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account (the “Variable Account”).

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because the Premium Expense Loads are highest in the early Policy Years. Premium Expense Loads and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial surrenders may only occur annually after Policy Year 1 and may not exceed the Account Value minus any outstanding Policy Debt.

What if Charges and Deductions Exceed Account Value less Policy Debt?

Your Policy may terminate if your Account Value less Policy Debt is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] Maximum Charge On Premium up to and Including Target Premium: Maximum Charge On Premium in Excess of Target Premium:	Upon premium receipt	(as a % of premium) 35% 5.0%

Illustration Charge Maximum:	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

Loan Lapse Protection Rider[2] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for Specified Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount Net Amount at Risk “SFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Cost of Insurance for Supplemental Insurance Face Amount[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Supplemental Insurance Face Amount Net Amount at Risk “SIFANAR”) $83.33 $0.01 $0.12
(male, nonsmoker, preferred, medically underwritten, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[5] Maximum Charge:	Daily	(on the assets allocated to the Sub-Accounts) 0.60%

Monthly Expense Charge Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	$10.00 $5.00

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PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Monthly Face Amount Charge[11] Maximum Charge: Minimum Charge: Representative Owner Charge[4] (Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount) $0.20 $0.07 $0.07

Loan Interest[6]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%

Flat Extra Charge[7]	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount)
Maximum Charge:		$50.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider[8] Maximum Charge: Minimum Charge: Representative Owner Charge[3] (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and Supplemental Insurance Face Amount) $0.19 $0.01 $0.07

Payment of Stipulated Amount Rider[10] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount9) $0.79 $0.14 $0.46

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2014. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.35%	1.73%

[1]	The elements making up the Premium Expense Load are discussed on page 25. The Load is deducted from premium received. The Load on premium up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The Load on premium in excess of Target Premium will not exceed 5.0% in any Policy Year.

[2]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 19.

[3]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”)

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Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, smoker and nonsmoker, standard, any underwriting basis, Issue Age 80, Policy Year 40 (20 if 1980 CSO). The monthly minimum charge possible is for an Insured female, nonsmoker, super preferred, medically underwritten, Issue Age 20, Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” below for additional detail.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 4% in Policy Years 1-10 and 3.0% thereafter. See the section entitled “Policy Loans” below for additional detail regarding Loan Interest.

[7]	For Policies with Investment Start Dates before August 17, 2009, the maximum flat extra charge per $1000 of Specified Face Amount and Supplemental Insurance Face Amount is $20.00.

[8]	The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 20. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[10]	The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	The charge is based on the Specified Face Value Amount and the Issue Age of the Insured. Please see the section entitled “Monthly Face Amount Charge” below for additional detail.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 1115 Broadway, 12th Floor, New York, New York 10010.

Delaware Life Insurance Company of New York is owned indirectly by Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

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The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling 1-800-468-9890, or writing to Delaware Life Insurance Company of New York, 96 Worcester Street, Wellesley Hills, MA 02481.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund with BlackRock Investment Management, LLC serving as subadviser. Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Marsico 21st Century Fund with Marsico Capital Management, LLC serving as subadviser. Columbia Wanger Asset Management, LLC advises Wanger USA. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual

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Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund). Invesco Advisers, Inc. advises the Invesco Funds. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable

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annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information You provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation

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Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment

Generally, You must make an Initial Premium payment that will sustain the Policy for three months from its Issue Date. The amount of Initial Premium is determined by the Specified Face Amount, Supplemental Insurance Face Amount, death benefit option election, death benefit compliance test election, optional rider election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the date a premium is paid equal to or in excess of the specified Initial Premium.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or post-marking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the greater of premiums paid and premiums paid plus money market return. We will allocate the net premium payments to the MFS Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. Currently, You may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future. If You elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts

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represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program or choose a different model.

Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated. If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated. If an existing model is terminated, we will rebalance your Sub-Accounts to the percentage of allocations of the terminated model, unless You advise us otherwise. We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You. You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to the MFS® Money Market Portfolio. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to waive the $1,000 minimum amount for asset rebalancing.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments must be made payable to Delaware Life Insurance Company of New York and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at

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its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual, semiannual or quarterly. We will send You reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract (“MEC”) is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your financial adviser within one business day if we receive a premium that would, in our opinion, cause the Policy to become a MEC. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in an interest bearing account. This premium will be refunded, with interest at the then rate paid by the Company on comparable fixed life insurance policies, at the earlier of a) the date we receive instruction from You to return the premium, b) the date we determine the premium cannot be applied to the Policy because satisfactory evidence of insurability of the Insured’s to increase the Specified Face Amount to avoid MEC status was not supplied and c) the end of the 90 day period.

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SUPPLEMENTAL INSURANCE FACE AMOUNT

The Policy may be issued with a Supplemental Insurance Face Amount which provides life insurance coverage on the life of the Insured equal to the amount of the Supplemental Insurance Death Benefit. You will be required to specify the initial Supplemental Insurance Face Amount in the policy application.

The cost of the Supplemental Insurance Face Amount will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the Supplemental Insurance Face Amount is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the Supplemental Insurance Death Benefit are the same as those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the Supplemental Insurance Face Amount. Target Premium will be lower for the Policy which has the greater Supplemental Insurance Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.

The Supplemental Insurance Death Benefit will terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the termination of the Policy.

Subject to our underwriting rules in effect at the time of request, You may choose to schedule increases in the Supplemental Insurance Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A or C to elect scheduled increases. If You have elected scheduled increases and change from death benefit option A or C, further scheduled increases will be cancelled as of the date of your change request. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Face Amount or change the amounts of scheduled increases or the dates those increases take effect, future scheduled increases will be cancelled as of the date of your election or change request.

DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, plus

•	the amount of the Supplemental Insurance Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and Supplemental Insurance Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

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Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option A provides a level amount of death benefit. Option B provides a fluctuating death benefit due to the inclusion of the Gross Cash Surrender Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Supplemental Insurance Death Benefit

The Supplemental Insurance Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the Supplemental Insurance Face Amount.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive Due Proof of that death. The Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Supplemental Insurance Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences. You should consult your tax adviser prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

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Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and Supplemental Insurance Face Amount. In general, the Total Face Amount must be at least $100,000, of which the Specified Face Amount must be at least $10,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount or Supplemental Insurance Face Amount, subject to our underwriting rules in effect at the time of the change. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order.

Changing the Specified Face Amount or Supplemental Insurance Face Amount may have tax consequences. You should consult a tax adviser before any change to the Specified Face Amount or Supplemental Insurance Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and Supplemental Insurance Face Amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount and Supplemental Insurance Face Amount.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or Supplemental Insurance Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase, either Specified Face Amount or Supplemental Insurance Face Amount, if any, whichever is most recent. If issued at the same time, Supplemental Insurance Face Amount first;

•	second, to the next most recent increases, either Specified Face Amount or Supplemental Insurance Face Amount, if any, in reverse chronological order. If issued at the same time, Supplemental Insurance Face Amount first;

•	third, to the initial Supplemental Insurance Face Amount, if any; and

•	finally, to the initial Specified Face Amount.

By way of example, presume a Policy is issued with $250,000 of Specified Face Amount and $150,000 of Supplemental Insurance Face Amount. After issue, You increase the Supplemental Insurance Face Amount by $100,000 to $250,000 and later increase the Specified Face Amount by $50,000 to $300,000. You then request a decrease of $200,000. The most recent $50,000 of Specified Face Amount increase is eliminated. The $100,000 Supplemental Insurance Face Amount is eliminated. The original Supplemental Insurance Face Amount is reduced by $50,000 to $100,000.

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ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date and the Business Day we approve the policy application. If premium is to be allocated to a Sub-Account, the Unit Value of the Sub-Account will be that next determined after receipt of such premium.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges and Monthly Face Amount Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

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•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge and Monthly Face Amount Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend” date occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•	a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 3%, plus

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•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below. The Policy will not lapse if the Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record within 30 days of that Valuation Date. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance, Monthly Expense Charge and Monthly Face Amount Charge will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, which may result in adverse tax consequences. We recommend that You receive counsel from your tax adviser.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider attaches to all Policies at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions (Mortality and Expense Risk Charge, the Monthly Expense Charge, the Monthly Face Amount Charge and the Monthly Cost of Insurance Charge) for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly

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deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount. The rider charge will cease for the term the stipulated amount is being paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount and Supplemental Insurance Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

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On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will no longer be permitted; and

•	All supplemental riders will terminate.

The rider automatically attaches to every Policy at issue that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a tax adviser about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit. The Enhancement Benefit is a return of a portion of the charges paid under the Policy. When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

The payment of an Enhancement Benefit is at the discretion of the Company. On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first seven Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•	Whenever a Premium Expense Load, Monthly Expense Charge or Monthly Face Amount Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•	Whenever a Monthly Cost of Insurance charge is deducted during years 1-2 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(14 - M) divided by 36] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	the Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner and is not contingent upon surrender of all such Policies.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer

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your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

At least once each Policy Year, You have the option of transferring all Variable Sub-Account value to the Fixed Account and using that value to purchase a guaranteed paid-up benefit. If You object to a material change in the Sub-Accounts under your Policy, You may transfer the Account Value in the affected Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

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If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.

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For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Total Net Amount at Risk after the partial surrender does not exceed the Total Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender. A partial surrender will be allocated to a Sub-Account at the Unit Value of that Sub-Account next determined after receipt of the partial withdrawal request.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 3%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 4% in Policy Years 1 through 10 and 3.0% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

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Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Money Market Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

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•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a Premium Expense Load from each premium payment upon receipt which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets annually.

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The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month for administration costs. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $10.00 in any Policy Month. The Monthly Expense Charge is currently $5.00.

Monthly Face Amount Charge

We deduct a Monthly Face Amount Charge for administration and issue costs. The charge is based on the Specified Face Amount and the Issue Age of the Insured. The Monthly Face Amount Charge will not exceed $0.20 per $1000 of Specified Face Amount.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. The Monthly Cost of Insurance charge is shown in the Fee Table.

The Monthly Cost of Insurance equals the sum of (1), (2), (3) and (4) where

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Specified Face Amount Net Amount at Risk divided by 1,000. The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less the Account Value*;

(2)	is the Supplemental Insurance Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the Supplemental Insurance Face Amount Net Amount at Risk divided by 1,000. The Supplemental Insurance Face Amount Net Amount at Risk equals the Supplemental Death Benefit, which is the Total Death Benefit minus the Base Death Benefit*;

(3)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount); and

(4)	is any Flat Extra specified in Section 1 of the Policy.

*Item (1) above is expressed algebraically as: the Specified Face Amount Monthly Cost of Insurance rate x [Specified Face Amount Net Amount at Risk ÷ 1000]. Item (2) above is expressed algebraically as: the Supplemental Insurance Face Amount Monthly Cost of Insurance rate x [Supplemental Insurance Face Amount Net Amount at Risk ÷ 1000].

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the Supplemental Insurance Face Amount and each increase in Specified Face Amount or Supplemental Insurance Face Amount.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force, the Insured’s sex (except for unisex Policies), Issue Age, Class, underwriting basis, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any

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additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 ($20.00 for Policies with Investment Start Dates before August 17, 2009) per $1000 of Specified Face Amount and Supplemental Insurance Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Monthly Face Amount Charge and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

OTHER POLICY PROVISIONS

Alteration

Financial advisers do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

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Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide

If the Insured commits suicide within two years after the Issue Date, We will not pay any part of the Policy Proceeds. We will refund to You the Premiums paid, less the amount of any Policy Debt and less any Partial Surrenders.

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Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Death Benefit over premium paid, reinstatement, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application and was a material misrepresentation. After a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Death Benefit over premium paid or increase in Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Further, any reinstatement will be incontestable after the reinstated policy has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts upon a Sub-Account elimination or combination, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

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VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund. We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this may be significant in amount.

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The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2012, 2013, and 2014, $164,943, $153,994, and $110,706, respectively were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law

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may also affect the tax treatment of life insurance contracts. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

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IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax adviser on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is

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restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a tax adviser regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

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The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

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Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser about the impact of this new tax on distributions from the Policy.

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Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a competent tax adviser about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

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Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any Supplemental Insurance Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any Supplemental Insurance Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Initial Premium: The amount necessary to put the coverage in force. It is generally an amount sufficient to keep the Policy in force for three months.

Insured: The person on whose life the Policy is issued.

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Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of

•	the Issue Date or

•	the Business Day we approve the application for a Policy.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured and the date from which monthly deductions are incurred.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount, any Supplemental Insurance Face Amount an any additional benefits provided by rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration costs.

Monthly Face Amount Charge: A monthly deduction, based on the Specified Face Amount, for administration and issue costs.

Net Premium: The amount You pay as the premium minus the Premium Expense Load.

Policy: The form issued by Delaware Life Insurance Company of New York which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for state and federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: 96 Worcester Street, Wellesley Hills, Massachusetts, 02481, or such other address as We may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy.

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Specified Face Amount Net Amount at Risk: The Specified Face Amount Net Amount at Risk equals the Base Death Benefit less Account Value.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Supplemental Insurance Death Benefit: The death benefit associated with the Supplemental Insurance Face Amount.

Supplemental Insurance Face Amount: The amount of additional life insurance coverage You request as specified in the Policy.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Death Benefit: The Total Death Benefit equals the Base Death Benefit plus the Supplemental Insurance Death Benefit.

Total Face Amount: The sum of the Specified Face Amount and Supplemental Insurance Face Amount.

Total Net Amount at Risk: The Total Net Amount at Risk equals the Total Death Benefit less Account Value.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life NY Variable Account D, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life Insurance Company (“Delaware Life”), protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

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Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life NY Variable Account D and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-468-9890.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Securities Act of 1933 File No. 333-144627

Investment Company Act File No. 811-04633

PART B

STATEMENT OF ADDITIONAL INFORMATION

EXECUTIVE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

DELAWARE LIFE NY VARIABLE ACCOUNT D

May 1, 2015

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Executive VUL prospectus, dated May 1, 2015. The prospectus is available, at no charge, by writing Delaware Life Insurance Company of New York (“the Company”) at 96 Worcester Street, Wellesley Hills, MA 02481 or calling 1-800-468-9890.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. The Company changed its name from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York on July 21, 2014.

The corporate parent of Delaware Life Insurance Company of New York is Delaware Life Insurance Company (“Delaware Life”). Delaware Life Holdings LLC, the corporate parent of Delaware Life, is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Insurance Company, Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

We established Delaware Life NY Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of the Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company of New York (the “Company”) as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life NY Variable Account D as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Delaware Life Insurance Company of New York (formerly known as Sun Life Insurance and Annuity Company of New York) (the “Company”) as of and for the year ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

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DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is an affiliate of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 70% of premium paid in the first Policy Year and 20% per annum of premium paid in Policy Years two and after. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example,

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reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2012, 2013, and 2014, were approximately $205,354, $173,842, and $124,781, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 71 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before December 31, 2008, cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009, cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations. As a result of the averaging, the three and one-quarter percent may be more or less than your state and local taxes. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an average of anticipated taxes and the policyowner may pay more or less than the actual tax obligations applicable to the Policy.

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Currently, the Premium Expense Load for Policy Year 1 is 20% on each premium payment up to and including Target Premium, 9% in Policy Years 2-10 and 3.25% thereafter. The Premium Expense Load on each premium payment up to and including Target Premium will not exceed 35% for Policy Year 1, 12% for Policy Years 2-10 and 5% thereafter.

For Policies with Investment Start Dates before October 3, 2011, the current Premium Expense Load for Policy Year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with Investment Start Dates on and after October 3, 2011, the current Premium Expense Load for Policy Year 1 is 5.0% on each premium payment in excess of Target Premium. For all Policies, the current Premium Expense Load for Policy Years 2-10 is 3.5% on each premium payment in excess of Target Premium and 3.25% thereafter. The Premium Expense Load on each premium payment in excess of Target Premium will not exceed 5.0% in any Policy Year.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount or Supplemental Insurance Face Amount. You may need to provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day on or following our approval of your request.

If there are increases in the Specified Face Amount or Supplemental Insurance Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and initial Supplemental Insurance Face Amount and each increase in the Specified Face Amount and Supplemental Insurance Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and Supplemental Insurance Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company of New York are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company of New York will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life NY Variable

Account D

Financial Statements as of and for the Year Ended December 31, 2014 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Participants of Delaware Life NY Variable Account D:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life NY Variable Account D of Delaware Life Insurance Company of New York at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company of New York’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 24, 2015

Hartford, Connecticut

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:	Shares	Cost	Value
Investments at fair value:

Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	3,552	$56,496	$70,396
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	2,113	36,279	62,767
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	4,604	51,412	67,084
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	1,215	28,593	33,170
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	3,228	35,914	41,163
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	1,000	22,067	25,646
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	1,710	64,918	89,614
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	5,010	55,491	52,157
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	13,920	203,406	197,252
Columbia Variable Portfolio—Marsico 21st Century Fund Class 2 Sub-Account (MCC)	792	10,555	13,662
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	942	20,824	28,462
Deutsche Small Cap Index VIP Class B Sub-Account (SSC)	1,534	16,789	26,547
Deutsche Small Mid Value VIP Class A Sub-Account (SCV)	2,656	30,591	47,241
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	4,422	53,963	101,842
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	15,573	250,616	258,668
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	4,319	116,188	158,510
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (FL6)	2,411	66,150	89,754
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (FL8)	840	28,614	53,173
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (FIS)	6,700	1,023,513	1,380,399
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FL4)	775	98,329	160,773
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	8,148	262,219	300,177
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	50,911	50,911	50,911
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (FL7)	7,071	115,401	131,728
First Eagle Overseas Variable Fund Sub-Account (SGI)	6,815	195,898	179,293
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (FTI)	19,909	297,557	299,633
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (FTG)	856	9,882	12,512
Franklin Templeton Income VIP Fund Class 2 Sub-Account (ISC)	6,467	99,858	103,479
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (FMS)	616	11,076	13,924
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (FVS)	1,704	35,496	38,025
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (SIC)	17,393	215,857	200,894

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES  (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (GS8)	4	$56	$64
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (GS3)	5,027	60,009	91,096
Invesco V.I. Comstock Fund Series II Sub-Account (VLC)	1	18	18
Invesco V.I. Growth and Income Fund Series I Sub-Account (VGI)	80	1,695	2,022
Invesco V.I. International Growth Fund I Sub-Account (AI4)	6,072	209,192	211,730
M Capital Appreciation Fund Sub-Account (MCA)	436	11,536	13,174
M International Equity Fund Sub-Account (MBI)	972	11,396	11,590
M Large Cap Growth Value Fund Sub-Account (MTC)	836	17,412	20,032
M Large Cap Value Fund Sub-Account (MBO)	1,327	16,054	17,731
MFS VIT Total Return Series Service Class Sub-Account (GGE)	1,086	23,873	26,018
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	1,148	35,849	45,650
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	15,656	108,276	137,150
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	233	4,483	3,795
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	30,622	410,402	413,400
MFS VIT I Research Series Initial Class Sub-Account (FFM)	2,093	47,654	60,933
MFS VIT I Utilities Series Initial Class Sub-Account (NNB)	172	6,071	5,847
MFS VIT I Utilities Series Service Class Sub-Account (NNC)	727	25,039	24,338
MFS VIT I Value Series Initial Class Sub-Account (FFO)	13,398	250,407	272,507
MFS VIT I Value Series Service Class Sub-Account (FFP)	7,659	148,823	153,559
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	43	1,473	2,292
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	2,418	29,777	28,122
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	14,148	200,933	187,318
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	10,658	138,635	138,771
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	1,300	17,151	16,803
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	30,579	175,529	186,838
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	1,020	13,300	13,449
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	757,575	757,575	757,575
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	285	3,841	4,107
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (SCB)	14,199	201,923	227,747
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (111)	7,306	85,340	86,137
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	11,205	130,306	157,536

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES  (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (113)	56,958	$640,792	$707,415
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (115)	4,877	50,545	50,327
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	24,891	255,365	254,634
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	10,163	92,511	99,599
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (112)	210,012	2,617,115	2,801,559
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (117)	5,269	59,842	56,586
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	220	2,607	2,765
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	222	9,468	14,387
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (OGG)	1,857	59,268	72,635
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	25,556	168,209	124,204
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	26,093	362,743	331,118
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class Sub-Account (SBJ)	5,266	64,205	60,870
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	1,202	15,651	15,403
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	19,449	216,956	217,834
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	14,834	245,046	307,369

Total investments		11,569,214	12,722,910

Total assets		$11,569,214	$12,722,910

Liabilities:
Payable to Sponsor			$—

Total liabilities			—

Net assets			$12,722,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Total Value
Net Assets:
AL4	2,977	$70,396
AN3	3,222	62,767
308	3,117	67,084
304	1,593	33,170
307	2,062	41,163
306	1,315	25,646
302	4,171	89,614
305	3,005	52,157
9XX	12,313	197,252
MCC	1,115	13,662
DGO	826	28,462
SSC	732	26,547
SCV	1,682	47,241
DMC	3,782	101,842
FVB	12,360	258,668
FL1	8,236	158,510
FL6	3,104	89,754
FL8	3,163	53,173
FIS	71,477	1,380,399
FL4	8,036	160,773
FVM	15,613	300,177
FL5	4,087	50,911
FL7	7,975	131,728
SGI	11,326	179,293
FTI	11,537	299,633
FTG	486	12,512
ISC	6,026	103,479
FMS	944	13,924
FVS	2,122	38,025
SIC	13,162	200,894
GS8	2	64
GS3	4,610	91,096
VLC	1	18
VGI	84	2,022
AI4	9,121	211,730
MCA	692	13,174
MBI	1,311	11,590
MTC	1,262	20,032
MBO	1,198	17,731
GGE	2,233	26,018
FFL	3,021	45,650
FFJ	8,846	137,150

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Total Value
Net Assets (Continued):
FFS	273	$3,795
FFQ	39,430	413,400
FFM	4,048	60,933
NNB	568	5,847
NNC	2,395	24,338
FFO	17,555	272,507
FFP	14,267	153,559
MIT	109	2,292
MF7	1,776	28,122
EM1	15,339	187,318
GSS	7,488	138,771
MFK	1,337	16,803
HYS	8,254	186,838
IG1	817	13,449
MMS	75,757	757,575
RI1	338	4,107
SCB	10,501	227,747
111	5,469	86,137
SC3	8,564	157,536
113	36,169	707,415
115	3,786	50,327
SDC	22,204	254,634
SGC	5,345	99,599
112	156,638	2,801,559
117	2,771	56,586
VKM	110	2,765
OCF	676	14,387
OGG	4,156	72,635
PCR	18,046	124,204
PMB	17,700	331,118
SBJ	5,751	60,870
PRR	834	15,403
PTR	11,091	217,834
TBC	11,494	307,369

Total net assets		$12,722,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AL4 Sub-Account	AN3 Sub-Account	308 Sub-Account
Income:
Dividend income	$—	$655	$1,975
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(372)	1,983	331
Realized gain distributions	—	—	—

Net realized gains (losses)	(372)	1,983	331

Net change in unrealized appreciation (depreciation)	5,738	2,727	6,728

Net realized and change in unrealized gains (losses)	5,366	4,710	7,059

Increase (decrease) in net assets from operations	$5,366	$5,365	$9,034

	304 Sub-Account	307 Sub-Account	306 Sub-Account
Income:
Dividend income	$368	$1,401	$32
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	261	153	189
Realized gain distributions	2,826	—	94

Net realized gains (losses)	3,087	153	283

Net change in unrealized appreciation (depreciation)	(2,556)	666	397

Net realized and change in unrealized gains (losses)	531	819	680

Increase (decrease) in net assets from operations	$899	$2,220	$712

	302 Sub-Account	305 Sub-Account	9XX Sub-Account
Income:
Dividend income	$1,113	$2,979	$4,408
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,103	14	3,638
Realized gain distributions	3,931	—	16,877

Net realized gains (losses)	5,034	14	20,515

Net change in unrealized appreciation (depreciation)	2,419	(2,834)	(21,236)

Net realized and change in unrealized gains (losses)	7,453	(2,820)	(721)

Increase (decrease) in net assets from operations	$8,566	$159	$3,687

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MCC Sub-Account	DGO Sub-Account	SSC Sub-Account
Income:
Dividend income	$—	$18	$182
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	312	308	1,360
Realized gain distributions	581	2,518	1,383

Net realized gains (losses)	893	2,826	2,743

Net change in unrealized appreciation (depreciation)	239	(2,001)	(1,804)

Net realized and change in unrealized gains (losses)	1,132	825	939

Increase (decrease) in net assets from operations	$1,132	$843	$1,121

	SCV Sub-Account	DMC Sub-Account	FVB Sub-Account
Income:
Dividend income	$378	$957	$3,276
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	912	3,430	445
Realized gain distributions	226	519	27,616

Net realized gains (losses)	1,138	3,949	28,061

Net change in unrealized appreciation (depreciation)	1,047	6,154	(8,780)

Net realized and change in unrealized gains (losses)	2,185	10,103	19,281

Increase (decrease) in net assets from operations	$2,563	$11,060	$22,557

	FL1 Sub-Account	FL6 Sub-Account	FL8 Sub-Account
Income:
Dividend income	$1,131	$750	$49
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,543	30,716	1,593
Realized gain distributions	3,149	1,755	—

Net realized gains (losses)	4,692	32,471	1,593

Net change in unrealized appreciation (depreciation)	10,530	(22,006)	3,915

Net realized and change in unrealized gains (losses)	15,222	10,465	5,508

Increase (decrease) in net assets from operations	$16,353	$11,215	$5,557

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FIS Sub-Account	FL4 Sub-Account	FVM Sub-Account
Income:
Dividend income	$19,295	$2,395	$57
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,003	3,671	821
Realized gain distributions	1,215	140	6,576

Net realized gains (losses)	33,218	3,811	7,397

Net change in unrealized appreciation (depreciation)	104,843	12,999	10,606

Net realized and change in unrealized gains (losses)	138,061	16,810	18,003

Increase (decrease) in net assets from operations	$157,356	$19,205	$18,060

	FL5 Sub-Account	FL7 Sub-Account	SGI Sub-Account
Income:
Dividend income	$4	$1,754	$5,209
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	29,979	339
Realized gain distributions	—	67	13,310

Net realized gains (losses)	—	30,046	13,649

Net change in unrealized appreciation (depreciation)	—	(47,537)	(20,926)

Net realized and change in unrealized gains (losses)	—	(17,491)	(7,277)

Increase (decrease) in net assets from operations	$4	$(15,737)	$(2,068)

	FTI Sub-Account	FTG Sub-Account	ISC Sub-Account
Income:
Dividend income	$6,045	$183	$4,636
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,858	505	150
Realized gain distributions	—	—	—

Net realized gains (losses)	1,858	505	150

Net change in unrealized appreciation (depreciation)	(45,354)	(1,047)	(550)

Net realized and change in unrealized gains (losses)	(43,496)	(542)	(400)

Increase (decrease) in net assets from operations	$(37,451)	$(359)	$4,236

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FMS Sub-Account	FVS Sub-Account	SIC Sub-Account
Income:
Dividend income	$263	$207	$11,348
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	209	5,840	(348)
Realized gain distributions	68	2,494	3,758

Net realized gains (losses)	277	8,334	3,410

Net change in unrealized appreciation (depreciation)	408	(7,623)	(11,441)

Net realized and change in unrealized gains (losses)	685	711	(8,031)

Increase (decrease) in net assets from operations	$948	$918	$3,317

	GS8 Sub-Account	GS3 Sub-Account	VLC Sub-Account
Income:
Dividend income	$1	$1,227	$1
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	1,827	29
Realized gain distributions	10	3,905	—

Net realized gains (losses)	10	5,732	29

Net change in unrealized appreciation (depreciation)	(3)	6,173	(21)

Net realized and change in unrealized gains (losses)	7	11,905	8

Increase (decrease) in net assets from operations	$8	$13,132	$9

	VGI Sub-Account	AI4 Sub-Account	MCA Sub-Account
Income:
Dividend income	$36	$3,448	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	73	3,665	171
Realized gain distributions	232	—	1,270

Net realized gains (losses)	305	3,665	1,441

Net change in unrealized appreciation (depreciation)	(146)	(8,959)	(34)

Net realized and change in unrealized gains (losses)	159	(5,294)	1,407

Increase (decrease) in net assets from operations	$195	$(1,846)	$1,407

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MBI Sub-Account	MTC Sub-Account	MBO Sub-Account
Income:
Dividend income	$282	$8	$200
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	118	343	259
Realized gain distributions	—	2,471	1,889

Net realized gains (losses)	118	2,814	2,148

Net change in unrealized appreciation (depreciation)	(1,299)	(945)	(756)

Net realized and change in unrealized gains (losses)	(1,181)	1,869	1,392

Increase (decrease) in net assets from operations	$(899)	$1,877	$1,592

	GGE Sub-Account	FFL Sub-Account	FFJ Sub-Account
Income:
Dividend income	$415	$38	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	53	242	2,331
Realized gain distributions	642	2,435	13,719

Net realized gains (losses)	695	2,677	16,050

Net change in unrealized appreciation (depreciation)	859	1,043	(4,761)

Net realized and change in unrealized gains (losses)	1,554	3,720	11,289

Increase (decrease) in net assets from operations	$1,969	$3,758	$11,289

	FFS Sub-Account	FFQ Sub-Account	FFM Sub-Account
Income:
Dividend income	$—	$10,977	$488
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(15)	(12)	999
Realized gain distributions	817	—	4,429

Net realized gains (losses)	802	(12)	5,428

Net change in unrealized appreciation (depreciation)	(779)	10,196	(147)

Net realized and change in unrealized gains (losses)	23	10,184	5,281

Increase (decrease) in net assets from operations	$23	$21,161	$5,769

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	NNB Sub-Account[1]	NNC Sub-Account[1]	FFO Sub-Account
Income:
Dividend income	$120	$398	$3,918
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3)	(8)	3,263
Realized gain distributions	211	768	7,927

Net realized gains (losses)	208	760	11,190

Net change in unrealized appreciation (depreciation)	(224)	(701)	7,607

Net realized and change in unrealized gains (losses)	(16)	59	18,797

Increase (decrease) in net assets from operations	$104	$457	$22,715

	FFP Sub-Account[1]	MIT Sub-Account	MF7 Sub-Account
Income:
Dividend income	$1,890	$35	$1,008
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12)	78	(40)
Realized gain distributions	4,435	—	73

Net realized gains (losses)	4,423	78	33

Net change in unrealized appreciation (depreciation)	4,736	140	474

Net realized and change in unrealized gains (losses)	9,159	218	507

Increase (decrease) in net assets from operations	$11,049	$253	$1,515

	EM1 Sub-Account	GSS Sub-Account	MFK Sub-Account
Income:
Dividend income	$709	$3,245	$293
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(369)	(226)	(14)
Realized gain distributions	—	—	—

Net realized gains (losses)	(369)	(226)	(14)

Net change in unrealized appreciation (depreciation)	(12,579)	1,689	332

Net realized and change in unrealized gains (losses)	(12,948)	1,463	318

Increase (decrease) in net assets from operations	$(12,239)	$4,708	$611

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	HYS Sub-Account	IG1 Sub-Account	MIS Sub-Account
Income:
Dividend income	$10,141	$93	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,530	88	7,763
Realized gain distributions	—	635	—

Net realized gains (losses)	3,530	723	7,763

Net change in unrealized appreciation (depreciation)	(8,562)	(1,517)	(10,249)

Net realized and change in unrealized gains (losses)	(5,032)	(794)	(2,486)

Increase (decrease) in net assets from operations	$5,109	$(701)	$(2,486)

	MMS Sub-Account	NWD Sub-Account[2]	RI1 Sub-Account
Income:
Dividend income	$—	$—	$62
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	(513)	53
Realized gain distributions	—	1,076	40

Net realized gains (losses)	—	563	93

Net change in unrealized appreciation (depreciation)	—	(899)	(430)

Net realized and change in unrealized gains (losses)	—	(336)	(337)

Increase (decrease) in net assets from operations	$—	$(336)	$(275)

	UTS Sub-Account[2]	MFE Sub-Account[2]	MVS Sub-Account[2]
Income:
Dividend income	$323	$1,089	$3,100
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	519	657	21,704
Realized gain distributions	528	1,921	10,989

Net realized gains (losses)	1,047	2,578	32,693

Net change in unrealized appreciation (depreciation)	(836)	(1,629)	(32,467)

Net realized and change in unrealized gains (losses)	211	949	226

Increase (decrease) in net assets from operations	$534	$2,038	$3,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MV1 Sub-Account[2]	SCB Sub-Account	111 Sub-Account
Income:
Dividend income	$4,050	$1,729	$623
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,613	28,782	(48)
Realized gain distributions	16,476	31,171	383

Net realized gains (losses)	32,089	59,953	335

Net change in unrealized appreciation (depreciation)	(32,887)	(49,631)	1,512

Net realized and change in unrealized gains (losses)	(798)	10,322	1,847

Increase (decrease) in net assets from operations	$3,252	$12,051	$2,470

	SC3	113	115
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,286	$11,622	$742
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(971)	1,748	—
Realized gain distributions	—	11,784	—

Net realized gains (losses)	(971)	13,532	—

Net change in unrealized appreciation (depreciation)	19,153	11,547	2,081

Net realized and change in unrealized gains (losses)	18,182	25,079	2,081

Increase (decrease) in net assets from operations	$21,468	$36,701	$2,823

	SDC	SGC	112
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,044	$937	$32,006
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	164	10,083	3,157
Realized gain distributions	942	10,300	23,775

Net realized gains (losses)	1,106	20,383	26,932

Net change in unrealized appreciation (depreciation)	(2,298)	(10,728)	74,209

Net realized and change in unrealized gains (losses)	(1,192)	9,655	101,141

Increase (decrease) in net assets from operations	$1,852	$10,592	$133,147

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	117	VKM	OCF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$446	$—	$59
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,194)	104	139
Realized gain distributions	11,693	358	319

Net realized gains (losses)	9,499	462	458

Net change in unrealized appreciation (depreciation)	(5,000)	(425)	1,416

Net realized and change in unrealized gains (losses)	4,499	37	1,874

Increase (decrease) in net assets from operations	$4,945	$37	$1,933

	OGG	PCR	PMB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$593	$467	$17,789
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	953	(1,377)	13,054
Realized gain distributions	3,118	—	6,609

Net realized gains (losses)	4,071	(1,377)	19,663

Net change in unrealized appreciation (depreciation)	(3,073)	(24,991)	(32,361)

Net realized and change in unrealized gains (losses)	998	(26,368)	(12,698)

Increase (decrease) in net assets from operations	$1,591	$(25,901)	$5,091

	SBJ	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,459	$244	$4,674
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(291)	(1,486)	908
Realized gain distributions	—	—	—

Net realized gains (losses)	(291)	(1,486)	908

Net change in unrealized appreciation (depreciation)	1,465	3,869	3,045

Net realized and change in unrealized gains (losses)	1,174	2,383	3,953

Increase (decrease) in net assets from operations	$2,633	$2,627	$8,627

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

TBC
Sub-Account
Income:
Dividend income	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,679
Realized gain distributions	—

Net realized gains (losses)	6,679

Net change in unrealized appreciation (depreciation)	20,401

Net realized and change in unrealized gains (losses)	27,080

Increase (decrease) in net assets from operations	$27,080

[1]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for additional information on new and merged Sub-Accounts.
[2]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AL4 Sub-Account		AN3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$204	$655	$585
Net realized gains (losses)	(372)	(1,061)	1,983	1,086
Net change in unrealized appreciation (depreciation)	5,738	19,106	2,727	13,587

Increase (decrease) in net assets from operations	5,366	18,249	5,365	15,258

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	719	2,690	4,685	5,300
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(103)	—	(2,650)	(2,749)
Mortality and expense risk charges	(441)	(405)	(311)	(322)
Cost of insurance and administrative expense charges	(3,287)	(3,001)	(3,260)	(3,512)

Net increase/decrease from Contract Owner Transactions	(3,112)	(716)	(1,536)	(1,283)

Total increase (decrease) in net assets	2,254	17,533	3,829	13,975
Net assets at beginning of year	68,142	50,609	58,938	44,963

Net assets at end of year	$70,396	$68,142	$62,767	$58,938

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	308 Sub-Account		304 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,975	$1,041	$368	$318
Net realized gains (losses)	331	284	3,087	158
Net change in unrealized appreciation (depreciation)	6,728	8,876	(2,556)	5,545

Increase (decrease) in net assets from operations	9,034	10,201	899	6,021

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	4,113	4,113
Transfers between Sub-Accounts (including the Fixed Account), net	—	51,849	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	(5,124)	—	—
Mortality and expense risk charges	(125)	(78)	(59)	(47)
Cost of insurance and administrative expense charges	(1,519)	(996)	(1,177)	(1,075)

Net increase/decrease from Contract Owner Transactions	(1,644)	45,651	2,877	2,991

Total increase (decrease) in net assets	7,390	55,852	3,776	9,012
Net assets at beginning of year	59,694	3,842	29,394	20,382

Net assets at end of year	$67,084	$59,694	$33,170	$29,394

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	307 Sub-Account		306 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,401	$970	$32	$112
Net realized gains (losses)	153	56	283	121
Net change in unrealized appreciation (depreciation)	666	4,474	397	2,597

Increase (decrease) in net assets from operations	2,220	5,500	712	2,830

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,825	4,368	4,659	14,288
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(69)	(53)	(66)	(39)
Cost of insurance and administrative expense charges	(751)	(565)	(498)	(467)

Net increase/decrease from Contract Owner Transactions	6,005	3,750	4,095	13,782

Total increase (decrease) in net assets	8,225	9,250	4,807	16,612
Net assets at beginning of year	32,938	23,688	20,839	4,227

Net assets at end of year	$41,163	$32,938	$25,646	$20,839

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	302 Sub-Account		305 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,113	$947	$2,979	$2,733
Net realized gains (losses)	5,034	750	14	90
Net change in unrealized appreciation (depreciation)	2,419	17,442	(2,834)	(530)

Increase (decrease) in net assets from operations	8,566	19,139	159	2,293

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,105	6,088	6,584	6,584
Transfers between Sub-Accounts (including the Fixed Account), net	(1,493)	(3,071)	3,020	4,052
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(5,127)
Mortality and expense risk charges	(164)	(130)	(91)	(72)
Cost of insurance and administrative expense charges	(2,001)	(1,708)	(837)	(783)

Net increase/decrease from Contract Owner Transactions	1,447	1,179	8,676	4,654

Total increase (decrease) in net assets	10,013	20,318	8,835	6,947
Net assets at beginning of year	79,601	59,283	43,322	36,375

Net assets at end of year	$89,614	$79,601	$52,157	$43,322

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	9XX Sub-Account		MCC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$4,408	$2,064	$—	$32
Net realized gains (losses)	20,515	8,303	893	1,012
Net change in unrealized appreciation (depreciation)	(21,236)	12,970	239	3,088

Increase (decrease) in net assets from operations	3,687	23,337	1,132	4,132

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,740	10,051	2,547	2,499
Transfers between Sub-Accounts (including the Fixed Account), net	20,893	51,084	(141)	(916)
Withdrawals, surrenders, annuitizations and contract charges	(33,019)	—	—	(4,300)
Mortality and expense risk charges	(389)	(357)	(26)	(21)
Cost of insurance and administrative expense charges	(6,531)	(5,683)	(551)	(662)

Net increase/decrease from Contract Owner Transactions	(10,306)	55,095	1,829	(3,400)

Total increase (decrease) in net assets	(6,619)	78,432	2,961	732
Net assets at beginning of year	203,871	125,439	10,701	9,969

Net assets at end of year	$197,252	$203,871	$13,662	$10,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	DGO Sub-Account		SSC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$18	$6	$182	$336
Net realized gains (losses)	2,826	1,575	2,743	2,458
Net change in unrealized appreciation (depreciation)	(2,001)	6,886	(1,804)	4,818

Increase (decrease) in net assets from operations	843	8,467	1,121	7,612

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	322	322	836	898
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	898	68
Withdrawals, surrenders, annuitizations and contract charges	—	—	(1,252)	(1,292)
Mortality and expense risk charges	(126)	(116)	(131)	(140)
Cost of insurance and administrative expense charges	(1,086)	(1,041)	(1,272)	(1,572)

Net increase/decrease from Contract Owner Transactions	(890)	(835)	(921)	(2,038)

Total increase (decrease) in net assets	(47)	7,632	200	5,574
Net assets at beginning of year	28,509	20,877	26,347	20,773

Net assets at end of year	$28,462	$28,509	$26,547	$26,347

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SCV Sub-Account		DMC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$378	$479	$957	$1,136
Net realized gains (losses)	1,138	(830)	3,949	1,922
Net change in unrealized appreciation (depreciation)	1,047	12,808	6,154	21,653

Increase (decrease) in net assets from operations	2,563	12,457	11,060	24,711

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,060	2,978	6,258	7,058
Transfers between Sub-Accounts (including the Fixed Account), net	(610)	(599)	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	(3,815)	(4,053)
Mortality and expense risk charges	(239)	(217)	(435)	(438)
Cost of insurance and administrative expense charges	(2,740)	(2,575)	(5,202)	(5,542)

Net increase/decrease from Contract Owner Transactions	(2,529)	(413)	(3,194)	(2,975)

Total increase (decrease) in net assets	34	12,044	7,866	21,736
Net assets at beginning of year	47,207	35,163	93,976	72,240

Net assets at end of year	$47,241	$47,207	$101,842	$93,976

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVB Sub-Account		FL1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$3,276	$2,683	$1,131	$1,027
Net realized gains (losses)	28,061	8,695	4,692	1,733
Net change in unrealized appreciation (depreciation)	(8,780)	19,221	10,530	26,001

Increase (decrease) in net assets from operations	22,557	30,599	16,353	28,761

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33,305	38,227	11,499	22,818
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,316)	6,040
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(496)	(358)	(307)	(227)
Cost of insurance and administrative expense charges	(10,444)	(9,285)	(3,691)	(3,165)

Net increase/decrease from Contract Owner Transactions	22,365	28,584	6,185	25,466

Total increase (decrease) in net assets	44,922	59,183	22,538	54,227
Net assets at beginning of year	213,746	154,563	135,972	81,745

Net assets at end of year	$258,668	$213,746	$158,510	$135,972

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL6 Sub-Account		FL8 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$750	$1,391	$49	$87
Net realized gains (losses)	32,471	35,081	1,593	1,042
Net change in unrealized appreciation (depreciation)	(22,006)	10,525	3,915	12,581

Increase (decrease) in net assets from operations	11,215	46,997	5,557	13,710

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,534	17,431	181	2,701
Transfers between Sub-Accounts (including the Fixed Account), net	(75,712)	(76,676)	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(541)	(933)	(288)	(294)
Cost of insurance and administrative expense charges	(6,042)	(12,454)	(2,997)	(2,509)

Net increase/decrease from Contract Owner Transactions	(77,761)	(72,632)	(3,104)	(102)

Total increase (decrease) in net assets	(66,546)	(25,635)	2,453	13,608
Net assets at beginning of year	156,300	181,935	50,720	37,112

Net assets at end of year	$89,754	$156,300	$53,173	$50,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FIS Sub-Account		FL4 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$19,295	$16,210	$2,395	$2,366
Net realized gains (losses)	33,218	26,663	3,811	2,451
Net change in unrealized appreciation (depreciation)	104,843	192,757	12,999	30,540

Increase (decrease) in net assets from operations	157,356	235,630	19,205	35,357

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	247,928	194,927	10,569	11,819
Transfers between Sub-Accounts (including the Fixed Account), net	(30,267)	(35,301)	(176)	(16)
Withdrawals, surrenders, annuitizations and contract charges	—	(11,487)	(5,148)	(5,618)
Mortality and expense risk charges	(2,416)	(1,731)	(711)	(711)
Cost of insurance and administrative expense charges	(56,432)	(49,027)	(7,298)	(7,775)

Net increase/decrease from Contract Owner Transactions	158,813	97,381	(2,764)	(2,301)

Total increase (decrease) in net assets	316,169	333,011	16,441	33,056
Net assets at beginning of year	1,064,230	731,219	144,332	111,276

Net assets at end of year	$1,380,399	$1,064,230	$160,773	$144,332

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVM Sub-Account		FL5 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$57	$664	$4	$4
Net realized gains (losses)	7,397	31,332	—	—
Net change in unrealized appreciation (depreciation)	10,606	33,780	—	—

Increase (decrease) in net assets from operations	18,060	65,776	4	4

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,574	33,280	1,479	3,455
Transfers between Sub-Accounts (including the Fixed Account), net	(1,748)	31,150	249	392
Withdrawals, surrenders, annuitizations and contract charges	—	(8,519)	(247)	(714)
Mortality and expense risk charges	(565)	(419)	(418)	(399)
Cost of insurance and administrative expense charges	(9,425)	(8,240)	(2,422)	(2,888)

Net increase/decrease from Contract Owner Transactions	11,836	47,252	(1,359)	(154)

Total increase (decrease) in net assets	29,896	113,028	(1,355)	(150)
Net assets at beginning of year	270,281	157,253	52,266	52,416

Net assets at end of year	$300,177	$270,281	$50,911	$52,266

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FL7 Sub-Account		SGI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$1,754	$3,190	$5,209	$2,776
Net realized gains (losses)	30,046	4,419	13,649	8,781
Net change in unrealized appreciation (depreciation)	(47,537)	53,945	(20,926)	4,315

Increase (decrease) in net assets from operations	(15,737)	61,554	(2,068)	15,872

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,572	36,114	14,934	15,102
Transfers between Sub-Accounts (including the Fixed Account), net	(122,405)	(910)	4,969	67,760
Withdrawals, surrenders, annuitizations and contract charges	(3,445)	(3,355)	—	(1,686)
Mortality and expense risk charges	(1,223)	(1,520)	(342)	(255)
Cost of insurance and administrative expense charges	(11,308)	(20,434)	(3,938)	(3,348)

Net increase/decrease from Contract Owner Transactions	(129,809)	9,895	15,623	77,573

Total increase (decrease) in net assets	(145,546)	71,449	13,555	93,445
Net assets at beginning of year	277,274	205,825	165,738	72,293

Net assets at end of year	$131,728	$277,274	$179,293	$165,738

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FTI Sub-Account		FTG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$6,045	$2,275	$183	$300
Net realized gains (losses)	1,858	(2,327)	505	873
Net change in unrealized appreciation (depreciation)	(45,354)	41,351	(1,047)	1,831

Increase (decrease) in net assets from operations	(37,451)	41,299	(359)	3,004

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	24,113	25,574	2,274	560
Transfers between Sub-Accounts (including the Fixed Account), net	23,126	166,680	(682)	(2,457)
Withdrawals, surrenders, annuitizations and contract charges	(2,004)	(2,160)	—	—
Mortality and expense risk charges	(2,023)	(1,099)	(62)	(51)
Cost of insurance and administrative expense charges	(13,877)	(9,208)	(565)	(576)

Net increase/decrease from Contract Owner Transactions	29,335	179,787	965	(2,524)

Total increase (decrease) in net assets	(8,116)	221,086	606	480
Net assets at beginning of year	307,749	86,663	11,906	11,426

Net assets at end of year	$299,633	$307,749	$12,512	$11,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	ISC Sub-Account		FMS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$4,636	$4,726	$263	$275
Net realized gains (losses)	150	2	277	780
Net change in unrealized appreciation (depreciation)	(550)	3,394	408	1,897

Increase (decrease) in net assets from operations	4,236	8,122	948	2,952

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,049	19,221	2,222	2,222
Transfers between Sub-Accounts (including the Fixed Account), net	—	33,664	(60)	(485)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(3,293)
Mortality and expense risk charges	(213)	(146)	(30)	(25)
Cost of insurance and administrative expense charges	(2,289)	(1,779)	(710)	(777)

Net increase/decrease from Contract Owner Transactions	9,547	50,960	1,422	(2,358)

Total increase (decrease) in net assets	13,783	59,082	2,370	594
Net assets at beginning of year	89,696	30,614	11,554	10,960

Net assets at end of year	$103,479	$89,696	$13,924	$11,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVS Sub-Account		SIC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$207	$486	$11,348	$9,860
Net realized gains (losses)	8,334	1,156	3,410	1,962
Net change in unrealized appreciation (depreciation)	(7,623)	9,032	(11,441)	(6,336)

Increase (decrease) in net assets from operations	918	10,674	3,317	5,486

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,613	15,345	16,175	17,404
Transfers between Sub-Accounts (including the Fixed Account), net	—	17,581	3,093	55
Withdrawals, surrenders, annuitizations and contract charges	(16,205)	—	—	—
Mortality and expense risk charges	(97)	(91)	(373)	(320)
Cost of insurance and administrative expense charges	(1,719)	(1,596)	(4,574)	(4,305)

Net increase/decrease from Contract Owner Transactions	(12,408)	31,239	14,321	12,834

Total increase (decrease) in net assets	(11,490)	41,913	17,638	18,320
Net assets at beginning of year	49,515	7,602	183,256	164,936

Net assets at end of year	$38,025	$49,515	$200,894	$183,256

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GS8 Sub-Account		GS3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$1	$—	$1,227	$842
Net realized gains (losses)	10	4	5,732	770
Net change in unrealized appreciation (depreciation)	(3)	9	6,173	20,946

Increase (decrease) in net assets from operations	8	13	13,132	22,558

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	2,545	5,400
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,787)	(1,239)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	—	—	(470)	(431)
Cost of insurance and administrative expense charges	—	(2)	(4,008)	(3,488)

Net increase/decrease from Contract Owner Transactions	—	(2)	(3,720)	242

Total increase (decrease) in net assets	8	11	9,412	22,800
Net assets at beginning of year	56	45	81,684	58,884

Net assets at end of year	$64	$56	$91,096	$81,684

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VLC Sub-Account		VGI Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$1	$4	$36	$23
Net realized gains (losses)	29	13	305	97
Net change in unrealized appreciation (depreciation)	(21)	19	(146)	327

Increase (decrease) in net assets from operations	9	36	195	447

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33	412	158	337
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(255)	(261)	(193)	(192)

Net increase/decrease from Contract Owner Transactions	(222)	151	(35)	145

Total increase (decrease) in net assets	(213)	187	160	592
Net assets at beginning of year	231	44	1,862	1,270

Net assets at end of year	$18	$231	$2,022	$1,862

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AI4 Sub-Account		MCA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$3,448	$605	$—	$—
Net realized gains (losses)	3,665	29,038	1,441	1,286
Net change in unrealized appreciation (depreciation)	(8,959)	(10,943)	(34)	2,240

Increase (decrease) in net assets from operations	(1,846)	18,700	1,407	3,526

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,178	1,846	2,280	2,238
Transfers between Sub-Accounts (including the Fixed Account), net	167,399	(168,846)	73	(1,278)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(3,401)
Mortality and expense risk charges	(518)	(892)	(27)	(22)
Cost of insurance and administrative expense charges	(13,441)	(4,962)	(468)	(565)

Net increase/decrease from Contract Owner Transactions	159,618	(172,854)	1,858	(3,028)

Total increase (decrease) in net assets	157,772	(154,154)	3,265	498
Net assets at beginning of year	53,958	208,112	9,909	9,411

Net assets at end of year	$211,730	$53,958	$13,174	$9,909

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MBI Sub-Account		MTC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$282	$231	$8	$91
Net realized gains (losses)	118	162	2,814	2,259
Net change in unrealized appreciation (depreciation)	(1,299)	1,283	(945)	2,345

Increase (decrease) in net assets from operations	(899)	1,676	1,877	4,695

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,740	2,686	3,514	3,442
Transfers between Sub-Accounts (including the Fixed Account), net	457	(454)	(194)	(1,066)
Withdrawals, surrenders, annuitizations and contract charges	—	(2,648)	—	(4,210)
Mortality and expense risk charges	(19)	(18)	(38)	(32)
Cost of insurance and administrative expense charges	(517)	(642)	(659)	(780)

Net increase/decrease from Contract Owner Transactions	2,661	(1,076)	2,623	(2,646)

Total increase (decrease) in net assets	1,762	600	4,500	2,049
Net assets at beginning of year	9,828	9,228	15,532	13,483

Net assets at end of year	$11,590	$9,828	$20,032	$15,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MBO Sub-Account		GGC Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$200	$396	$—	$1
Net realized gains (losses)	2,148	2,405	—	1
Net change in unrealized appreciation (depreciation)	(756)	1,435	—	—

Increase (decrease) in net assets from operations	1,592	4,236	—	2

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,101	3,034	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(242)	(1,265)	—	46
Withdrawals, surrenders, annuitizations and contract charges	—	(4,108)	—	(20)
Mortality and expense risk charges	(41)	(33)	—	—
Cost of insurance and administrative expense charges	(664)	(798)	—	(28)

Net increase/decrease from Contract Owner Transactions	2,154	(3,170)	—	(2)

Total increase (decrease) in net assets	3,746	1,066	—	—
Net assets at beginning of year	13,985	12,919	—	—

Net assets at end of year	$17,731	$13,985	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGE Sub-Account[4]		FFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$415	$348	$38	$64
Net realized gains (losses)	695	4	2,677	295
Net change in unrealized appreciation (depreciation)	859	1,286	1,043	8,449

Increase (decrease) in net assets from operations	1,969	1,638	3,758	8,808

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,128	1,128	6,825	4,368
Transfers between Sub-Accounts (including the Fixed Account), net	—	21,117	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(15)	(4)	(75)	(55)
Cost of insurance and administrative expense charges	(684)	(259)	(814)	(588)

Net increase/decrease from Contract Owner Transactions	429	21,982	5,936	3,725

Total increase (decrease) in net assets	2,398	23,620	9,694	12,533
Net assets at beginning of year	23,620	—	35,956	23,423

Net assets at end of year	$26,018	$23,620	$45,650	$35,956

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFJ Sub-Account		FFS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	16,050	1,697	802	19
Net change in unrealized appreciation (depreciation)	(4,761)	31,884	(779)	82

Increase (decrease) in net assets from operations	11,289	33,581	23	101

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,515	10,695	—	131
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	3,593	—
Withdrawals, surrenders, annuitizations and contract charges	—	(25)	—	—
Mortality and expense risk charges	(470)	(413)	(8)	(2)
Cost of insurance and administrative expense charges	(8,018)	(7,341)	(222)	(87)

Net increase/decrease from Contract Owner Transactions	1,027	2,916	3,363	42

Total increase (decrease) in net assets	12,316	36,497	3,386	143
Net assets at beginning of year	124,834	88,337	409	266

Net assets at end of year	$137,150	$124,834	$3,795	$409

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFQ Sub-Account		FFM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$10,977	$3,644	$488	$181
Net realized gains (losses)	(12)	575	5,428	1,495
Net change in unrealized appreciation (depreciation)	10,196	(7,198)	(147)	12,890

Increase (decrease) in net assets from operations	21,161	(2,979)	5,769	14,566

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	44,706	45,596	2,865	4,949
Transfers between Sub-Accounts (including the Fixed Account), net	43,910	(51,297)	(181)	(953)
Withdrawals, surrenders, annuitizations and contract charges	—	(30,707)	—	(4,093)
Mortality and expense risk charges	(1,089)	(885)	(243)	(224)
Cost of insurance and administrative expense charges	(11,080)	(15,697)	(3,510)	(3,098)

Net increase/decrease from Contract Owner Transactions	76,447	(52,990)	(1,069)	(3,419)

Total increase (decrease) in net assets	97,608	(55,969)	4,700	11,147
Net assets at beginning of year	315,792	371,761	56,233	45,086

Net assets at end of year	$413,400	$315,792	$60,933	$56,233

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNB Sub-Account[1]		NNC Sub-Account[1]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$120	$—	$398	$—
Net realized gains (losses)	208	—	760	—
Net change in unrealized appreciation (depreciation)	(224)	—	(701)	—

Increase (decrease) in net assets from operations	104	—	457	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	85	—	3,413	—
Transfers between Sub-Accounts (including the Fixed Account), net	5,771	—	20,707	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(14)	—	(15)	—
Cost of insurance and administrative expense charges	(99)	—	(224)	—

Net increase/decrease from Contract Owner Transactions	5,743	—	23,881	—

Total increase (decrease) in net assets	5,847	—	24,338	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$5,847	$—	$24,338	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFO Sub-Account		FFP Sub-Account[1]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$3,918	$1,145	$1,890	$—
Net realized gains (losses)	11,190	1,020	4,423	—
Net change in unrealized appreciation (depreciation)	7,607	14,338	4,736	—

Increase (decrease) in net assets from operations	22,715	16,503	11,049	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,428	9,512	5,409	—
Transfers between Sub-Accounts (including the Fixed Account), net	136,878	67,375	139,968	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	(100)	—
Mortality and expense risk charges	(1,130)	(353)	(121)	—
Cost of insurance and administrative expense charges	(10,618)	(3,612)	(2,646)	—

Net increase/decrease from Contract Owner Transactions	135,558	72,922	142,510	—

Total increase (decrease) in net assets	158,273	89,425	153,559	—
Net assets at beginning of year	114,234	24,809	—	—

Net assets at end of year	$272,507	$114,234	$153,559	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIT Sub-Account		MF7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$35	$33	$1,008	$1,107
Net realized gains (losses)	78	57	33	444
Net change in unrealized appreciation (depreciation)	140	409	474	(2,129)

Increase (decrease) in net assets from operations	253	499	1,515	(578)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	243	243	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	28,361
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(11)	(8)	(55)	(40)
Cost of insurance and administrative expense charges	(123)	(116)	(632)	(449)

Net increase/decrease from Contract Owner Transactions	109	119	(687)	27,872

Total increase (decrease) in net assets	362	618	828	27,294
Net assets at beginning of year	1,930	1,312	27,294	—

Net assets at end of year	$2,292	$1,930	$28,122	$27,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	EM1 Sub-Account		GSS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$709	$2,024	$3,245	$590
Net realized gains (losses)	(369)	26	(226)	146
Net change in unrealized appreciation (depreciation)	(12,579)	(9,392)	1,689	(1,472)

Increase (decrease) in net assets from operations	(12,239)	(7,342)	4,708	(736)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	27,322	25,038	9,013	5,449
Transfers between Sub-Accounts (including the Fixed Account), net	8,195	25,424	101,921	459
Withdrawals, surrenders, annuitizations and contract charges	—	(5,020)	(281)	(927)
Mortality and expense risk charges	(370)	(302)	(895)	(191)
Cost of insurance and administrative expense charges	(4,998)	(4,641)	(5,036)	(2,402)

Net increase/decrease from Contract Owner Transactions	30,149	40,499	104,722	2,388

Total increase (decrease) in net assets	17,910	33,157	109,430	1,652
Net assets at beginning of year	169,408	136,251	29,341	27,689

Net assets at end of year	$187,318	$169,408	$138,771	$29,341

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFK Sub-Account		HYS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$293	$221	$10,141	$4,023
Net realized gains (losses)	(14)	84	3,530	3,600
Net change in unrealized appreciation (depreciation)	332	(654)	(8,562)	2,855

Increase (decrease) in net assets from operations	611	(349)	5,109	10,478

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,413	2,184	9,703	23,728
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,040	3,026
Withdrawals, surrenders, annuitizations and contract charges	—	—	(715)	(7,265)
Mortality and expense risk charges	(27)	(23)	(1,043)	(919)
Cost of insurance and administrative expense charges	(299)	(248)	(10,220)	(10,205)

Net increase/decrease from Contract Owner Transactions	3,087	1,913	(235)	8,365

Total increase (decrease) in net assets	3,698	1,564	4,874	18,843
Net assets at beginning of year	13,105	11,541	181,964	163,121

Net assets at end of year	$16,803	$13,105	$186,838	$181,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IG1 Sub-Account		MIS Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Operations:
Net investment income (loss)	$93	$157	$—	$651
Net realized gains (losses)	723	21	7,763	57
Net change in unrealized appreciation (depreciation)	(1,517)	1,455	(10,249)	10,249

Increase (decrease) in net assets from operations	(701)	1,633	(2,486)	10,957

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,995	2,941	—	8,143
Transfers between Sub-Accounts (including the Fixed Account), net	449	(413)	(107,500)	92,600
Withdrawals, surrenders, annuitizations and contract charges	—	(3,452)	—	—
Mortality and expense risk charges	(26)	(24)	(61)	(290)
Cost of insurance and administrative expense charges	(533)	(658)	(231)	(1,132)

Net increase/decrease from Contract Owner Transactions	2,885	(1,606)	(107,792)	99,321

Total increase (decrease) in net assets	2,184	27	(110,278)	110,278
Net assets at beginning of year	11,265	11,238	110,278	—

Net assets at end of year	$13,449	$11,265	$—	$110,278

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MMS Sub-Account		NWD Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	—	—	563	87
Net change in unrealized appreciation (depreciation)	—	—	(899)	1,013

Increase (decrease) in net assets from operations	—	—	(336)	1,100

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	103,467	137,046	152	1,114
Transfers between Sub-Accounts (including the Fixed Account), net	(40,095)	(67,509)	(3,593)	—
Withdrawals, surrenders, annuitizations and contract charges	(65,580)	—	—	(32)
Mortality and expense risk charges	(1,459)	(1,439)	(10)	(14)
Cost of insurance and administrative expense charges	(41,772)	(48,078)	(209)	(494)

Net increase/decrease from Contract Owner Transactions	(45,439)	20,020	(3,660)	574

Total increase (decrease) in net assets	(45,439)	20,020	(3,996)	1,674
Net assets at beginning of year	803,014	782,994	3,996	2,322

Net assets at end of year	$757,575	$803,014	$—	$3,996

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RI1 Sub-Account		TRS Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$62	$15	$—	$2
Net realized gains (losses)	93	39	—	16
Net change in unrealized appreciation (depreciation)	(430)	504	—	(10)

Increase (decrease) in net assets from operations	(275)	558	—	8

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	564	761	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	(46)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(10)	(9)	—	—
Cost of insurance and administrative expense charges	(251)	(253)	—	(55)

Net increase/decrease from Contract Owner Transactions	303	499	—	(101)

Total increase (decrease) in net assets	28	1,057	—	(93)
Net assets at beginning of year	4,079	3,022	—	93

Net assets at end of year	$4,107	$4,079	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFJ Sub-Account[3]		UTS Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$762	$323	$127
Net realized gains (losses)	—	1,795	1,047	520
Net change in unrealized appreciation (depreciation)	—	(559)	(836)	157

Increase (decrease) in net assets from operations	—	1,998	534	804

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	587	671
Transfers between Sub-Accounts (including the Fixed Account), net	—	(21,117)	(5,771)	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(24)
Mortality and expense risk charges	—	(7)	(17)	(25)
Cost of insurance and administrative expense charges	—	(437)	(155)	(372)

Net increase/decrease from Contract Owner Transactions	—	(21,561)	(5,356)	250

Total increase (decrease) in net assets	—	(19,563)	(4,822)	1,054
Net assets at beginning of year	—	19,563	4,822	3,768

Net assets at end of year	$—	$—	$—	$4,822

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MFE Sub-Account[2]		MVS Sub-Account[2]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,089	$403	$3,100	$3,538
Net realized gains (losses)	2,578	1,172	32,693	9,950
Net change in unrealized appreciation (depreciation)	(1,629)	1,303	(32,467)	23,921

Increase (decrease) in net assets from operations	2,038	2,878	3,326	37,409

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	2,184	1,677	12,300
Transfers between Sub-Accounts (including the Fixed Account), net	(20,707)	—	(144,058)	(1,324)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(21)	(27)	(380)	(674)
Cost of insurance and administrative expense charges	(231)	(356)	(4,427)	(9,437)

Net increase/decrease from Contract Owner Transactions	(20,959)	1,801	(147,188)	865

Total increase (decrease) in net assets	(18,921)	4,679	(143,862)	38,274
Net assets at beginning of year	18,921	14,242	143,862	105,588

Net assets at end of year	$—	$18,921	$—	$143,862

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MV1 Sub-Account[2]		SCB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$4,050	$4,216	$1,729	$3,465
Net realized gains (losses)	32,089	10,236	59,953	24,838
Net change in unrealized appreciation (depreciation)	(32,887)	31,235	(49,631)	53,129

Increase (decrease) in net assets from operations	3,252	45,687	12,051	81,432

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,631	9,963	14,708	24,036
Transfers between Sub-Accounts (including the Fixed Account), net	(141,852)	12,762	(49,310)	(24,187)
Withdrawals, surrenders, annuitizations and contract charges	(41,271)	(4,100)	—	—
Mortality and expense risk charges	(186)	(309)	(335)	(274)
Cost of insurance and administrative expense charges	(3,750)	(5,739)	(8,244)	(10,143)

Net increase/decrease from Contract Owner Transactions	(183,428)	12,577	(43,181)	(10,568)

Total increase (decrease) in net assets	(180,176)	58,264	(31,130)	70,864
Net assets at beginning of year	180,176	121,912	258,877	188,013

Net assets at end of year	$—	$180,176	$227,747	$258,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	111 Sub-Account		SC3 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$623	$711	$3,286	$6,834
Net realized gains (losses)	335	1,688	(971)	(2,049)
Net change in unrealized appreciation (depreciation)	1,512	(715)	19,153	(101)

Increase (decrease) in net assets from operations	2,470	1,684	21,468	4,684

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,602	10,240	10,462	13,412
Transfers between Sub-Accounts (including the Fixed Account), net	40,931	22,689	(3,726)	19,570
Withdrawals, surrenders, annuitizations and contract charges	—	—	(1,246)	(1,265)
Mortality and expense risk charges	(105)	(39)	(156)	(125)
Cost of insurance and administrative expense charges	(1,402)	(933)	(5,913)	(6,006)

Net increase/decrease from Contract Owner Transactions	50,026	31,957	(579)	25,586

Total increase (decrease) in net assets	52,496	33,641	20,889	30,270
Net assets at beginning of year	33,641	—	136,647	106,377

Net assets at end of year	$86,137	$33,641	$157,536	$136,647

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	113 Sub-Account		115 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$11,622	$15,784	$742	$—
Net realized gains (losses)	13,532	55,488	—	4,265
Net change in unrealized appreciation (depreciation)	11,547	54,735	2,081	(6,264)

Increase (decrease) in net assets from operations	36,701	126,007	2,823	(1,999)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,647	10,648	15,343	13,315
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(4,917)	(93,516)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(1,380)	(1,242)	(106)	(85)
Cost of insurance and administrative expense charges	(20,411)	(19,911)	(2,198)	(2,115)

Net increase/decrease from Contract Owner Transactions	(11,144)	(10,505)	8,122	(82,401)

Total increase (decrease) in net assets	25,557	115,502	10,945	(84,400)
Net assets at beginning of year	681,858	566,356	39,382	123,782

Net assets at end of year	$707,415	$681,858	$50,327	$39,382

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SDC Sub-Account		SGC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,044	$418	$937	$1,359
Net realized gains (losses)	1,106	1,050	20,383	20,039
Net change in unrealized appreciation (depreciation)	(2,298)	178	(10,728)	14,659

Increase (decrease) in net assets from operations	1,852	1,646	10,592	36,057

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	49,845	16,320	5,761	6,138
Transfers between Sub-Accounts (including the Fixed Account), net	(88,241)	136,611	(702)	(1,816)
Withdrawals, surrenders, annuitizations and contract charges	(15,919)	(5,226)	(41,909)	—
Mortality and expense risk charges	(137)	(210)	(90)	(133)
Cost of insurance and administrative expense charges	(11,853)	(11,968)	(6,791)	(5,802)

Net increase/decrease from Contract Owner Transactions	(66,305)	135,527	(43,731)	(1,613)

Total increase (decrease) in net assets	(64,453)	137,173	(33,139)	34,444
Net assets at beginning of year	319,087	181,914	132,738	98,294

Net assets at end of year	$254,634	$319,087	$99,599	$132,738

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	112 Sub-Account		117 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$32,006	$32,704	$446	$73
Net realized gains (losses)	26,932	77,191	9,499	13
Net change in unrealized appreciation (depreciation)	74,209	108,929	(5,000)	2,115

Increase (decrease) in net assets from operations	133,147	218,824	4,945	2,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	789,120	631,246	4,847	1,247
Transfers between Sub-Accounts (including the Fixed Account), net	18,373	(205,259)	41,806	(411)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(4,708)	(2,824)	(9)	(7)
Cost of insurance and administrative expense charges	(84,055)	(55,185)	(2,992)	(337)

Net increase/decrease from Contract Owner Transactions	718,730	367,978	43,652	492

Total increase (decrease) in net assets	851,877	586,802	48,597	2,693
Net assets at beginning of year	1,949,682	1,362,880	7,989	5,296

Net assets at end of year	$2,801,559	$1,949,682	$56,586	$7,989

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VKM Sub-Account		OCF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$6	$59	$110
Net realized gains (losses)	462	141	458	78
Net change in unrealized appreciation (depreciation)	(425)	561	1,416	2,755

Increase (decrease) in net assets from operations	37	708	1,933	2,943

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	455	113	524	524
Transfers between Sub-Accounts (including the Fixed Account), net	(60)	(275)	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	(23)
Mortality and expense risk charges	(12)	(11)	(71)	(64)
Cost of insurance and administrative expense charges	(117)	(113)	(697)	(762)

Net increase/decrease from Contract Owner Transactions	266	(286)	(244)	(325)

Total increase (decrease) in net assets	303	422	1,689	2,618
Net assets at beginning of year	2,462	2,040	12,698	10,080

Net assets at end of year	$2,765	$2,462	$14,387	$12,698

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OGG Sub-Account		PCR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$593	$671	$467	$1,808
Net realized gains (losses)	4,071	658	(1,377)	(13,812)
Net change in unrealized appreciation (depreciation)	(3,073)	13,089	(24,991)	(2,598)

Increase (decrease) in net assets from operations	1,591	14,418	(25,901)	(14,602)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,105	6,088	20,308	18,790
Transfers between Sub-Accounts (including the Fixed Account), net	(2,646)	(6,572)	29,689	(24,495)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	(140)	(121)	(252)	(196)
Cost of insurance and administrative expense charges	(1,686)	(1,564)	(2,841)	(2,516)

Net increase/decrease from Contract Owner Transactions	633	(2,169)	46,904	(8,417)

Total increase (decrease) in net assets	2,224	12,249	21,003	(23,019)
Net assets at beginning of year	70,411	58,162	103,201	126,220

Net assets at end of year	$72,635	$70,411	$124,204	$103,201

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PMB Sub-Account		SBJ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$17,789	$17,312	$1,459	$1,344
Net realized gains (losses)	19,663	4,070	(291)	(212)
Net change in unrealized appreciation (depreciation)	(32,361)	(46,252)	1,465	(4,624)

Increase (decrease) in net assets from operations	5,091	(24,870)	2,633	(3,492)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	28,903	45,862	11,369	11,369
Transfers between Sub-Accounts (including the Fixed Account), net	(56,697)	11,157	—	—
Withdrawals, surrenders, annuitizations and contract charges	(1,479)	(2,542)	—	—
Mortality and expense risk charges	(1,226)	(1,365)	(174)	(156)
Cost of insurance and administrative expense charges	(11,415)	(14,899)	(2,210)	(2,185)

Net increase/decrease from Contract Owner Transactions	(41,914)	38,213	8,985	9,028

Total increase (decrease) in net assets	(36,823)	13,343	11,618	5,536
Net assets at beginning of year	367,941	354,598	49,252	43,716

Net assets at end of year	$331,118	$367,941	$60,870	$49,252

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PRR Sub-Account		PTR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$244	$1,884	$4,674	$4,124
Net realized gains (losses)	(1,486)	1,431	908	2,575
Net change in unrealized appreciation (depreciation)	3,869	(12,290)	3,045	(10,324)

Increase (decrease) in net assets from operations	2,627	(8,975)	8,627	(3,625)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,567	10,268	12,069	22,008
Transfers between Sub-Accounts (including the Fixed Account), net	(93,076)	14,927	10,660	11,506
Withdrawals, surrenders, annuitizations and contract charges	—	—	(1,003)	(1,656)
Mortality and expense risk charges	(159)	(626)	(1,443)	(1,222)
Cost of insurance and administrative expense charges	(2,073)	(4,242)	(10,659)	(10,243)

Net increase/decrease from Contract Owner Transactions	(91,741)	20,327	9,624	20,393

Total increase (decrease) in net assets	(89,114)	11,352	18,251	16,768
Net assets at beginning of year	104,517	93,165	199,583	182,815

Net assets at end of year	$15,403	$104,517	$217,834	$199,583

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TBC Sub-Account
	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$30
Net realized gains (losses)	6,679	40,293
Net change in unrealized appreciation (depreciation)	20,401	10,901

Increase (decrease) in net assets from operations	27,080	51,224

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	14,051	6,523
Transfers between Sub-Accounts (including the Fixed Account), net	170,583	(107,333)
Withdrawals, surrenders, annuitizations and contract charges	(2,887)	(3,089)
Mortality and expense risk charges	(1,288)	(843)
Cost of insurance and administrative expense charges	(13,709)	(7,209)

Net increase/decrease from Contract Owner Transactions	166,750	(111,951)

Total increase (decrease) in net assets	193,830	(60,727)
Net assets at beginning of year	113,539	174,266

Net assets at end of year	$307,369	$113,539

[1]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for additional information on new and merged Sub-Accounts.
[2]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[3]	These Sub-Accounts were closed on August 16, 2013.
[4]	These Sub-Accounts commenced operation on August 16, 2013.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) (formerly known as Sun Life (N.Y.) Variable Account D) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”), formerly known as Sun Life Insurance and Annuity Company of New York. The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL (formerly known as Sun Executive VUL), Prime VUL (formerly known as Sun Prime VUL), Prime Survivorship (formerly known as Sun Prime Survivorship), Protector VUL (formerly known as Sun Protector VUL), and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On August 2, 2013, after receiving all required regulatory approvals, Sun Life Financial Inc. (“SLF”), the Sponsor’s former indirect parent company, and Delaware Life Holdings, LLC (“DLH”) concluded the sale of SLF’s domestic U.S. in-force annuities business and certain life insurance businesses to DLH, a Delaware limited liability company (the “Sale Transaction”). As part of the Sale Transaction, DLH acquired all of the issued and outstanding shares of the Sponsor. The Sale Transaction was effective August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
FTI	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)	May 1, 2014
FTG	Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)	May 1, 2014
ISC	Franklin Templeton VIP Franklin Income Securities Fund (Class 2)	May 1, 2014
FMS	Franklin Templeton VIP Mutual Shares Securities Fund (Class 2)	May 1, 2014
FVS	Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2)	May 1, 2014
SIC	Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2)	May 1, 2014
SBJ	PIMCO VIT Global Multi- Asset Portfolio Admin. Class	May 1, 2014
GS3	Goldman Sachs VIT Structured U.S. Equity Fund (I Shares)	May 1, 2014
SSC	DWS Small Cap Index VIP—Class B	August 11, 2014
SCV	DWS Small Mid Cap Value VIP Class A	August 11, 2014

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following table highlights Sub-Accounts that merged with new or existing Sub-Accounts during the current year.

Closed Sub-Account	Surviving Sub-Account	Effective Date
UTS	NNB	August 11, 2014
MFE	NNC	August 11, 2014
MVS	FFO	August 11, 2014
MV1	FFP	August 11, 2014
NWD	FFS	August 11, 2014

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
NNB, NNC	August 11, 2014
GGC, GGE	August 16, 2013
111[3], FFM[2], FFS[2], FFO[2], FFQ[2], FFJ[2], FFL[2], MMS[2]	December 10, 2012
MF7[3]	September 23, 2011
SBB[4], SBJ[4]	November 15, 2010
FL1[4], FVB[4], FVS[4], ISC[4], LCG[4], MFE[4], MFJ[4], OGG[4], PCR[4], SIC[4], VLC[4], 112[4], 300[4], 302[4], 304[4], 305[4], 306[4], 308[4]	April 30, 2010

[2]	First activity in Sub-Account 2012.
[3]	First activity in Sub-Account 2013.
[4]	First activity in Sub-Account 2011.

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
307, MFK	2012
MCC, FVM, FMS, MCA, MBI, MTC, IG1, MV1, 113, 115, MBO	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2014. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

Investment Valuation and Transactions (Continued)

determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the withdrawals, surrenders and surrender charges line on the Statement of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2014 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

In January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”). The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

New and Adopted Accounting Pronouncements (Continued)

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04, “Technical Corrections and Improvements “, that are subject to transition guidance. The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

3. FAIR VALUE MEASUREMENTS (CONTINUED)

that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2014, the $12.7 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2014. There were no transfers between levels during the period.

4. RELATED PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2014, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2014, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statement of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection (Continued)

Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2014, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statement of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statement of Changes in Net Assets.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years. For Futurity Survivorship II VUL, the current charge is 6.00% of the premium paid and maximum charge is guaranteed not to exceed 8.00%. For Prime Survivorship VUL, the current charge is 18.50% of the premium paid in all policy years and is guaranteed not to exceed 25.00% in any policy year.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00%

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Sales charges (Continued)

for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy.

For Executive VUL, the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium (amount of premium specified as such in the policy and used to determine sales charge deductions), 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of target premium. For policies with investment start dates on and after October 3, 2011, the current sales charge for policy year 1 is 5.0% on each premium payment in excess of target premium. For all policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales
AL4	$499	$3,611
AN3	4,431	5,312
308	1,975	1,644
304	7,307	1,236
307	8,226	820
306	4,785	564
302	10,148	3,657
305	12,592	937
9XX	63,620	52,641
MCC	3,249	839
DGO	2,858	1,212
SSC	3,066	2,422
SCV	1,412	3,337
DMC	5,983	7,701
FVB	64,194	10,937
FL1	15,760	5,295
FL6	7,030	82,286

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FL8	230	3,285
FIS	267,827	88,504
FL4	10,677	10,906
FVM	30,295	11,826
FL5	1,553	2,908
FL7	9,273	137,261
SGI	39,074	4,932
FTI	55,270	19,890
FTG	2,457	1,309
ISC	16,683	2,500
FMS	2,555	802
FVS	13,859	23,566
SIC	34,368	4,941
GS8	11	—
GS3	7,447	6,035
VLC	19	240
VGI	426	193
AI4	176,545	13,479
MCA	3,683	555
MBI	3,430	487
MTC	6,142	1,040
MBO	5,190	947
GGE	2,186	700
FFL	9,297	888
FFJ	23,224	8,478
FFS	4,410	230
FFQ	100,145	12,721
FFM	7,784	3,936
NNB	6,186	112
NNC	25,286	239
FFO	159,330	11,927
FFP	151,688	2,853
MIT	279	135
MF7	1,081	687
EM1	41,522	10,664
GSS	113,911	5,944
MFK	3,706	326
HYS	20,880	10,974
IG1	4,080	467
MIS	—	107,792
MMS	103,455	148,894
NWD	1,228	3,812
RI1	666	261

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
UTS	1,438	5,943
MFE	3,010	20,959
MVS	15,766	148,865
MV1	39,082	201,984
SCB	83,796	94,077
111	52,536	1,504
SC3	13,215	10,508
113	32,690	20,428
115	51,933	43,069
SDC	59,493	121,812
SGC	32,389	64,883
112	861,234	86,723
117	89,974	34,183
VKM	951	327
OCF	674	540
OGG	8,814	4,470
PCR	54,342	6,971
PMB	60,456	77,972
SBJ	12,829	2,385
PRR	3,810	95,307
PTR	25,825	11,527
TBC	182,690	15,940

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL4	31	166	(135)
AN3	256	340	(84)
308	—	83	(83)
304	213	64	149
307	363	44	319
306	255	31	224
302	254	182	72
305	546	53	493
9XX	1,895	2,554	(659)
MCC	230	65	165
DGO	10	38	(28)
SSC	51	78	(27)
SCV	39	131	(92)
DMC	255	385	(130)
FVB	1,672	549	1,123

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FL1	647	299	348
FL6	171	3,111	(2,940)
FL8	11	203	(192)
FIS	14,131	5,079	9,052
FL4	570	719	(149)
FVM	1,434	714	720
FL5	139	248	(109)
FL7	491	7,932	(7,441)
SGI	1,266	272	994
FTI	1,622	615	1,007
FTG	84	48	36
ISC	709	147	562
FMS	166	59	107
FVS	292	937	(645)
SIC	1,253	322	931
GS3	137	337	(200)
VLC	2	14	(12)
VGI	5	6	(1)
AI4	7,361	592	6,769
MCA	136	29	107
MBI	334	56	278
MTC	246	63	183
MBO	233	71	162
GGE	103	64	39
FFL	492	64	428
FFJ	806	719	87
FFS	263	17	246
FFQ	8,754	1,202	7,552
FFM	185	254	(69)
NNB	579	11	568
NNC	2,419	24	2,395
FFO	10,240	817	9,423
FFP	14,554	287	14,267
MIT	13	7	6
MF7	—	44	(44)
EM1	2,869	434	2,435
GSS	6,174	346	5,828
MFK	271	26	245
HYS	4,187	4,100	87
IG1	201	33	168
MIS	—	7,104	(7,104)
MMS	10,347	14,891	(4,544)
NWD	7	185	(178)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
RI1	41	19	22
UTS	18	185	(167)
MFE	—	1,113	(1,113)
MVS	71	6,303	(6,232)
MV1	218	11,226	(11,008)
SCB	554	2,180	(1,626)
111	3,332	97	3,235
SC3	664	637	27
113	546	1,117	(571)
115	1,349	635	714
SDC	4,440	10,346	(5,906)
SGC	314	2,698	(2,384)
112	47,047	5,172	41,875
117	2,529	163	2,366
VKM	17	7	10
OCF	28	41	(13)
OGG	363	318	45
PCR	6,197	383	5,814
PMB	253	620	(367)
SBJ	1,119	235	884
PRR	195	5,198	(5,003)
PTR	1,171	675	496
TBC	7,595	736	6,859

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL4	105	133	(28)
AN3	368	457	(89)
308	3,323	397	2,926
304	208	57	151
307	241	34	207
306	837	30	807
302	124	100	24
305	603	339	264
9XX	4,261	421	3,840
MCC	226	533	(307)
DGO	12	42	(30)
DMC	351	499	(148)
SSC	32	100	(68)
SCV	94	107	(13)
FVB	2,066	521	1,545

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FL1	1,902	224	1,678
FL6	764	3,947	(3,183)
FL8	227	216	11
FIS	11,364	5,687	5,677
FL4	781	933	(152)
FVM	4,137	1,103	3,034
FL5	300	312	(12)
FL7	1,810	1,314	496
SGI	5,544	354	5,190
ISC	3,465	126	3,339
FVS	2,290	117	2,173
SIC	1,166	309	857
FMS	198	408	(210)
FTI	7,360	477	6,883
FTG	26	141	(115)
GS3	915	874	41
VLC	27	17	10
VGI	16	9	7
AI4	89	8,441	(8,352)
MCA	140	329	(189)
MBI	240	336	(96)
MTC	255	451	(196)
MBO	238	487	(249)
GGE	2,220	26	2,194
FFL	331	49	282
FFJ	836	608	228
FFS	6	4	2
FFQ	4,525	9,784	(5,259)
FFM	360	609	(249)
FFO	6,044	312	5,732
MIT	14	7	7
MF7	1,852	32	1,820
EM1	3,846	759	3,087
GSS	332	198	134
MFK	182	23	159
HYS	1,628	1,119	509
IG1	159	246	(87)
MIS	7,206	102	7,104
MMS	13,705	11,703	2,002
NWD	62	30	32
RI1	58	20	38
TRS	—	6	(6)
MFJ	—	1,685	(1,685)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
UTS	27	17	10
MFE	122	21	101
MVS	256	238	18
MV1	1,567	700	867
SCB	1,633	2,351	(718)
111	2,302	68	2,234
SC3	2,711	608	2,103
113	671	1,333	(662)
115	986	7,085	(6,099)
SDC	13,601	1,548	12,053
SGC	407	514	(107)
112	36,041	15,031	21,010
117	76	46	30
VKM	5	19	(14)
OCF	32	52	(20)
OGG	567	769	(202)
PCR	1,180	1,709	(529)
PMB	3,415	1,126	2,289
SBJ	1,125	232	893
PRR	1,381	267	1,114
PTR	1,778	696	1,082
TBC	315	5,721	(5,406)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AL4
2014	2,977	$23.6485	$70,396	0.0%	8.01%
2013	3,112	21.8945	68,142	0.34	35.84
2012	3,140	16.1179	50,609	—	16.21
2011	3,219	13.8697	44,642	0.32	(8.27)
2010	3,319	15.1209	50,192	—	19.38

AN3
2014	3,222	19.4824	62,767	1.10	9.29
2013	3,306	17.8263	58,938	1.13	34.59
2012	3,395	13.2447	44,963	1.35	17.24
2011	3,785	11.2967	42,756	1.14	6.07
2010	5,603	10.6502	59,678	—	12.80

308
2014	3,117	21.5218	67,084	3.13	15.36
2013	3,200	18.6562	59,694	2.01	33.00
2012	274	14.0272	3,842	0.67	13.88
2011	1,420	12.3172	17,494	2.20	(1.86)

304
2014	1,593	20.8258	33,170	1.24	2.31
2013	1,444	20.3549	29,394	1.38	29.18
2012	1,293	15.7574	20,382	1.10	22.56
2011	1,084	12.8566	13,924	1.70	(9.60)

307
2014	2,062	19.9584	41,163	3.99	5.64
2013	1,743	18.8928	32,938	3.66	22.53
2012	1,536	15.4184	23,688	1.90	2.40

306
2014	1,315	19.5004	25,646	0.15	2.12
2013	1,091	19.0950	20,839	0.86	28.28
2012	284	14.8857	4,227	1.34	18.18
2011	314	12.5960	3,956	0.05	(20.04)

302
2014	4,171	21.4864	89,614	1.35	10.63
2013	4,099	19.4211	79,601	1.44	33.50
2012	4,075	14.5477	59,283	1.81	17.48
2011	3,599	12.3829	44,551	2.05	(2.71)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
305
2014	3,005	$17.3571	$52,157	6.45%	0.63%
2013	2,512	17.2478	43,322	7.67	6.60
2012	2,248	16.1794	36,375	8.43	13.70
2011	1,644	14.2296	23,395	9.01	1.64

300
2012	—	—	—	0.05	14.31
2011	665	11.7810	7,833	2.25	(14.82)

9XX
2014	12,313	16.0194	197,252	2.40	1.93
2013	12,972	15.7157	203,871	1.19	14.42
2012	9,132	13.7356	125,439	1.61	9.97
2011	6,535	12.4907	81,625	3.48	(8.02) to (3.64)
2010	123	12.9626	1,590	0.64	9.76

MCC
2014	1,115	12.2519	13,662	—	8.82
2013	950	11.2586	10,701	0.27	42.00
2012	1,257	7.9287	9,969	—	11.12
2011	1,646	7.1351 to 9.6073	13,788	—	(13.63) to (12.11)
2010	238	8.1186	1,929	—	(18.81)

DGO
2014	826	34.4409	28,462	0.07	3.15
2013	854	33.3896	28,509	0.02	41.32
2012	884	23.6262	20,877	0.24	11.02
2011	915	21.2807	19,464	0.96	8.13
2010	945	19.6807	18,595	—	36.32

SSC
2014	732	36.2728	26,547	0.71	4.47
2013	759	34.7192	26,347	1.43	38.31
2012	827	25.1030	20,773	0.63	15.88
2011	884	21.6633	19,144	0.64	(4.58)
2010	1,577	22.7021	35,790	0.63	26.11

SCV
2014	1,682	28.0815	47,241	0.81	5.53
2013	1,774	26.6110	47,207	1.15	35.24
2012	1,787	19.6769	35,163	1.15	13.77
2011	1,837	17.2961	31,770	1.09	(6.08)
2010	1,781	18.4156	32,805	1.29	23.07

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
DMC
2014	3,782	$26.9245	$101,842	0.99%	12.09%
2013	3,912	24.0203	93,976	1.37	34.99
2012	4,060	17.7939	72,240	0.44	19.67
2011	3,969	14.8685	59,012	0.58	0.39
2010	6,146	14.8101	91,021	0.96	27.10

FVB
2014	12,360	20.9278	258,668	1.46	10.02
2013	11,237	19.0220	213,746	1.56	19.28
2012	9,692	15.9471	154,563	6.38	14.82
2011	2,045	13.8888	28,406	1.95	(8.64) to (4.64)

FL1
2014	8,236	19.2454	158,510	0.80	11.65
2013	7,888	17.2366	135,972	0.96	30.95
2012	6,210	13.1625	81,745	1.28	16.14
2011	5,526	11.3333	62,633	1.15	(3.89)

FL6
2014	3,104	28.9139	89,754	0.66	11.82
2013	6,044	25.8584	156,300	0.81	31.14
2012	9,227	19.7174	181,935	1.38	16.31
2011	8,777	16.9527	148,798	0.99	(2.64)
2010	9,678	17.4119	168,517	1.28	17.11

FL8
2014	3,163	16.8088	53,173	0.09	11.19
2013	3,355	15.1174	50,720	0.20	36.20
2012	3,344	11.0992	37,112	0.50	14.54
2011	3,338	9.6898	32,358	0.26	0.14
2010	3,318	9.6762	32,118	0.18	24.06

FIS
2014	71,477	15.6394 to 19.4563	1,380,399	1.63	13.29
2013	62,425	13.8050 to 17.1742	1,064,230	1.89	31.91
2012	56,748	10.4656 to 13.0198	731,219	1.96	15.63
2011	53,202	9.0508 to 11.2598	594,593	2.98	1.78
2010	15,709	11.0624	172,719	9.76	10.62 to 14.73

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FL4
2014	8,036	$20.0055	$160,773	1.59%	13.46%
2013	8,185	17.6328	144,332	1.86	32.11
2012	8,337	13.3472	111,276	2.10	15.81
2011	8,056	11.5253	92,839	1.48	1.93
2010	11,953	11.3072	135,146	1.95	14.91

FVM
2014	15,613	15.4847 to 19.5275	300,177	0.02	6.03
2013	14,893	14.6038 to 18.4166	270,281	0.31	35.87
2012	11,859	10.7485 to 13.5547	157,253	0.51	14.56
2011	8,255	9.3822 to 11.8317	95,329	0.04	(11.57) to (10.85)
2010	129	10.5243	1,363	0.08	5.24

FL5
2014	4,087	12.4324	50,911	0.01	0.01
2013	4,196	12.4312	52,266	0.01	0.01
2012	4,208	12.4300	52,416	0.04	0.04
2011	4,218	12.4248	52,515	0.03	0.03
2010	5,048	12.4214	62,808	0.08	0.14

FL7
2014	7,975	16.5180	131,728	0.94	(8.16)
2013	15,416	17.9856	277,274	1.40	30.38
2012	14,920	13.7952	205,825	2.11	20.54
2011	13,805	11.4445	157,998	1.41	(17.23)
2010	23,803	13.8263	329,105	1.49	12.99

SGI
2014	11,326	13.6330 to 15.9437	179,293	3.01	(1.23)
2013	10,332	13.8022 to 16.1415	165,738	2.16	13.25
2012	5,142	12.1877 to 14.2534	72,293	0.93	14.83
2011	3,948	10.6137 to 12.4126	48,462	3.33	(6.29)
2010	150	11.3266 to 13.2464	1,813	2.25	13.27 to 32.46

FTI
2014	11,537	25.9718	299,633	1.93	(11.13)
2013	10,530	29.2248	307,749	1.31	22.97
2012	3,647	23.7658	86,663	3.00	18.23
2011	3,763	20.1009	75,635	1.77	(10.63)
2010	4,947	22.4927	111,267	1.87	8.41

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FTG
2014	486	$25.7188	$12,512	1.38%	(2.81)%
2013	450	26.4637	11,906	2.74	30.82
2012	565	20.2291	11,426	2.02	21.07
2011	441	16.7091	7,375	1.41	(6.97)
2010	455	17.9619	8,180	2.48	7.39

ISC
2014	6,026	17.1730	103,479	4.83	4.62
2013	5,464	16.4152	89,696	7.16	13.94
2012	2,125	14.4068	30,614	5.93	12.65
2011	1,181	12.7887	15,103	5.52	1.90

FMS
2014	944	13.3419 to 16.4608	13,924	2.00	7.12
2013	837	12.4548 to 15.3664	11,554	2.26	28.26
2012	1,047	9.7106 to 11.9806	10,960	2.17	14.24
2011	770	8.4999 to 10.4869	7,121	2.72	(1.90) to (1.04)
2010	217	8.5894	1,862	1.81	(14.11)

FVS
2014	2,122	16.7684 to 18.1471	38,025	0.55	0.57
2013	2,767	16.6731 to 18.0440	49,515	1.30	36.24
2012	594	12.2382 to 13.2445	7,602	0.80	18.39
2011	557	10.3374 to 11.1874	6,074	0.32	(5.33) to (1.39)

SIC
2014	13,162	14.9849 to 15.2736	200,894	5.87	1.86
2013	12,231	14.7111 to 14.9946	183,256	5.87	3.32
2012	11,374	14.2391 to 14.5134	164,936	6.70	12.75
2011	9,539	12.6286 to 12.8719	122,657	4.96	(2.15) to 2.33

GS8
2014	2	28.5815	64	1.04	13.57
2013	2	25.1664	56	0.87	32.89
2012	2	18.9374	45	1.15	18.47
2011	3	15.9853	44	—	(6.38)
2010	3	17.0738	55	—	25.00

GS3
2014	4,610	19.7598	91,096	1.43	16.37
2013	4,810	16.9808	81,684	1.17	37.52
2012	4,769	12.3481	58,884	1.84	14.46
2011	4,965	10.7884	53,566	1.82	4.05
2010	4,762	10.3689	49,374	1.55	12.84

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
VLC
2014	1	$19.3919	$18	0.52%	9.10%
2013	13	17.7743	231	2.52	35.65
2012	3	13.1029	44	1.61	18.92
2011	802	11.0178	8,833	1.30	(3.35)

VGI
2014	84	24.1033	2,022	1.83	10.28
2013	85	21.8565	1,862	1.47	34.08
2012	78	16.3009	1,270	1.54	14.63
2011	69	14.2200	981	1.23	(2.01)
2010	71	14.5115	1,036	0.12	12.51

AI4
2014	9,121	11.1915 to 23.2618	211,730	2.04	0.33
2013	2,352	11.1545 to 23.1849	53,958	0.42	19.01
2012	10,704	9.3725 to 19.4810	208,112	1.47	15.53
2011	10,303	8.1125 to 16.8620	173,475	1.27	(6.74)
2010	2,460	8.6989 to 18.0808	44,395	2.41	12.86

MCA
2014	692	19.0329	13,174	0.00	12.42
2013	585	16.9304	9,909	—	39.20
2012	774	12.1622	9,411	0.35	17.43
2011	510	10.3568	5,280	—	(7.22)
2010	126	11.1630	1,406	0.28	11.63

MBI
2014	1,311	8.8401	11,590	2.36	(7.06)
2013	1,033	9.5114	9,828	2.20	16.32
2012	1,129	8.1766	9,228	2.26	20.68
2011	717	6.7754	4,856	4.00	(13.56)
2010	210	7.8383	1,648	3.80	(21.62)

MTC
2014	1,262	15.8702	20,032	0.04	10.21
2013	1,079	14.3997	15,532	0.58	36.15
2012	1,275	10.5763	13,483	0.05	19.31
2011	879	8.8642	7,789	—	(0.80)
2010	153	8.9358	1,368	0.37	(10.64)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MBO
2014	1,198	$14.8025	$17,731	1.20%	9.68%
2013	1,036	13.4958	13,985	2.66	34.22
2012	1,285	10.0550	12,919	0.92	17.29
2011	887	8.5728	7,604	0.42	(4.11)
2010	247	8.9405	2,207	0.85	(10.60)

GGC
2013	—	—	—	2.25	4.67

GGE
2014	2,233	11.6513	26,018	1.70	8.24
2013	2,194	10.7647	23,620	1.57	7.65

FFL
2014	3,021	15.1084	45,650	0.10	8.94
2013	2,593	13.8679	35,956	0.23	36.85
2012	2,311	10.1336	23,423	—	1.34

FFJ
2014	8,846	15.2956 to 15.6361	137,150	—	8.86
2013	8,759	14.0505 to 14.3632	124,834	—	37.72
2012	8,531	10.2022 to 10.4293	88,337	—	2.02

FFS
2014	273	13.9125	3,795	—	(7.26) to (6.02)
2013	27	15.0012	409	—	41.52
2012	25	10.6001	266	—	3.69

FFQ
2014	39,430	10.4752 to 10.5142	413,400	2.86	5.85
2013	31,878	9.8967 to 9.9335	315,792	1.12	(1.03)
2012	37,137	10.0000 to 10.0372	371,761	—	—

FFM
2014	4,048	15.0534	60,933	0.83	10.20
2013	4,117	13.6598	56,233	0.34	32.28
2012	4,366	10.3261	45,086	—	1.20

NNB
2014	568	10.2978	5,847	2.05	2.98

NNC
2014	2,395	10.0922 to 10.1705	24,338	1.75	0.92 to 1.70

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FFO
2014	17,555	$15.5235	$272,507	2.13%	10.51%
2013	8,132	14.0471	114,234	1.87	35.89
2012	2,400	10.3374	24,809	—	0.63

FFP
2014	14,267	10.7601 to 10.7878	153,559	1.29	7.60 to 7.88

MIT
2014	109	21.0458	2,292	1.71	12.57
2013	103	18.6960	1,930	2.07	36.40
2012	96	13.7069	1,312	1.70	15.37
2011	87	11.8804	1,031	1.93	1.97
2010	77	11.6506	898	1.84	16.46

MF7
2014	1,776	15.8329	28,122	3.60	5.59
2013	1,820	14.9942	27,294	4.04	(0.43)

EM1
2014	15,339	12.2117	187,318	0.40	(6.99)
2013	12,904	13.1288	169,408	1.41	(5.40)
2012	9,817	13.8784	136,251	0.83	18.60
2011	4,514	11.7017	52,830	0.06	(18.72)
2010	66	14.3974	950	0.57	43.97

GSS
2014	7,488	18.5317	138,771	2.68	4.86
2013	1,660	17.6732	29,341	2.17	(2.59)
2012	1,526	18.1437	27,689	3.02	2.53
2011	1,681	17.6963	29,758	3.65	7.40
2010	5,681	16.4771	93,604	3.50	4.75

MFK
2014	1,337	12.5658	16,803	2.09	4.67
2013	1,092	12.0053	13,105	1.91	(2.90)
2012	933	12.3633	11,541	—	(0.22)

HYS
2014	8,254	11.0140 to 24.3683	186,838	5.43	2.81
2013	8,167	10.7133 to 23.7031	181,964	2.41	6.42
2012	7,658	10.0666 to 22.2721	163,121	6.48	0.67 to 14.91
2011	5,627	19.3827	109,071	7.87	4.13
2010	6,922	18.6131	128,835	8.94	15.53

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
IG1
2014	817	$16.4557	$13,449	0.68%	(5.19)%
2013	649	17.3562	11,265	1.25	13.68
2012	736	15.2681	11,238	0.83	19.54
2011	480	12.7724	6,128	1.21	(11.11)
2010	148	14.3691	2,125	—	43.69

MIS
2014	—	—	—	—	(3.52)
2013	7,104	15.5244	110,278	0.67	30.38
2012	—	—	—	—	8.82
2011	432	10.1545	4,387	0.64	0.79
2010	1,124	10.0744	11,329	0.30	13.15

MMS
2014	75,757	10.0000	757,575	—	—
2013	80,301	10.0000	803,014	—	—
2012	78,299	10.0000	782,994	—	—

NWD
2014	—	—	—	—	(8.70)
2013	178	22.4420	3,996	—	41.44
2012	146	15.8668	2,322	—	21.22
2011	167	13.0891	2,184	—	(10.37)

RI1
2014	338	9.2805 to 12.5301	4,107	1.54	(7.16)
2013	316	9.9960 to 13.4962	4,079	0.46	18.77
2012	278	8.4161 to 11.3630	3,022	2.00	16.29
2011	1,847	7.2374 to 9.7716	17,961	2.16	(11.91) to (11.06)
2010	9	8.1373	71	1.73	10.34

TRS
2013	—	—	—	2.52	10.77
2012	6	16.7084	93	0.17	11.34
2011	864	15.0067	12,962	2.65	1.93
2010	914	14.7232	13,459	2.87	9.97

MFJ
2013	—	—	—	3.63	10.63
2012	1,685	11.2844 to 12.5259	19,563	2.37	11.02
2011	2,452	10.1647 to 11.2830	26,225	3.32	(3.62) to 1.05

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
UTS
2014	—	$—	$—	6.00%	9.71%
2013	167	28.9529	4,822	2.83	20.61
2012	157	24.0054	3,768	4.76	14.15
2011	145	21.0293	3,035	3.59	7.12
2010	142	19.6313	2,784	3.44	13.90

MFE
2014	—	—	—	5.38	9.51 to 10.81
2013	1,113	14.0490 to 17.6441	18,921	2.50	20.29
2012	1,012	11.6788 to 14.6674	14,242	3.13	2.60 to 13.92
2011	210	10.2515	2,150	3.88	(4.49)

MVS
2014	—	—	—	2.46	1.35
2013	6,232	23.0843	143,862	2.86	35.86
2012	6,214	16.9911	105,588	1.82	16.22
2011	5,992	14.6201	87,600	1.66	—
2010	9,106	14.6201	133,137	1.36	11.51

MV1
2014	—	—	—	2.66	1.23 to 2.41
2013	11,008	13.9449 to 16.5847	180,176	2.74	35.48
2012	10,141	10.2932 to 12.2417	121,912	1.88	15.97
2011	5,411	8.8757 to 10.5559	55,797	1.83	(1.29) to (0.29)
2010	212	8.9013	1,888	—	(10.99)

SCB
2014	10,501	20.5494 to 28.4585	227,747	0.83	7.29
2013	12,127	19.1533 to 26.5251	258,877	1.60	45.71
2012	12,845	13.1446 to 18.2037	188,013	0.56	14.74
2011	10,025	11.4563 to 15.8657	131,445	0.50	(6.58) to (4.87)
2010	3,306	16.6783	55,139	0.34	24.46

111
2014	5,469	15.7512	86,137	1.33	4.61
2013	2,234	15.0567	33,641	2.77	9.84

SC3
2014	8,564	13.3951 to 33.6186	157,536	2.24	15.62
2013	8,537	11.5855 to 29.0769	136,647	5.49	4.99
2012	6,434	11.0353 to 27.6961	106,377	1.05	30.03
2011	5,530	8.4865 to 21.2992	73,631	7.49	(8.71) to (7.59)
2010	2,375	23.0490	54,737	12.52	15.28

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
113
2014	36,169	$19.5583	$707,415	1.68%	5.39%
2013	36,740	18.5586	681,858	2.54	22.56
2012	37,402	15.1424	566,356	2.59	12.78
2011	38,034	13.4267	510,686	1.82	(3.66)
2010	35,380	13.9373	493,110	2.56	39.37

115
2014	3,786	13.2841	50,327	1.02	3.71
2013	3,072	12.8092	39,382	—	(5.07)
2012	9,171	13.4930	123,782	0.83	7.75
2011	8,520	12.5230	106,731	2.33	11.91 to 11.92
2010	899	11.1892	10,102	0.62	11.89

SDC
2014	22,204	11.3580 to 11.5115	254,634	1.24	0.80
2013	28,110	11.2676 to 11.4198	319,087	0.15	0.71
2012	16,057	11.1879 to 11.3391	181,914	1.16	2.24
2011	26,290	10.9423 to 11.0902	289,814	1.14	(0.26) to 0.53
2010	18,688	10.8851 to 11.0322	206,231	1.50	2.41

SGC
2014	5,345	17.9766 to 19.7376	99,599	0.91	10.36
2013	7,729	16.2884 to 17.8840	132,738	1.16	36.91
2012	7,836	11.8971 to 13.0625	98,294	1.31	16.38
2011	3,938	10.2226 to 11.2240	40,271	1.12	1.08 to 2.47
2010	3,753	9.9760	37,438	—	22.13

112
2014	156,638	17.8855	2,801,559	1.48	5.28
2013	114,763	16.9887	1,949,682	2.34	16.87
2012	93,753	14.5369	1,362,880	2.64	10.56
2011	66,286	13.1478	871,515	1.37	(7.19) to (2.19)

117
2014	2,771	20.4225	56,586	0.78	3.44
2013	405	19.7439	7,989	1.10	39.94
2012	375	14.1090	5,296	0.09	9.90
2011	276	12.8379	3,542	0.60	(6.32)
2010	181	13.7041	2,479	—	21.62 to 37.04

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
VKM
2014	110	$25.0509	$2,765	—%	1.84%
2013	100	24.5980	2,462	0.25	37.48
2012	114	17.8917	2,040	—	8.49
2011	85	16.4916	1,398	0.30	(7.17)
2010	116	17.7663	2,066	—	77.66

OCF
2014	676	21.2780	14,387	0.44	15.41
2013	689	18.4371	12,698	0.98	29.74
2012	709	14.2109	10,080	0.01	14.12
2011	538	12.4528	6,696	0.35	(1.15)
2010	546	12.5976	6,873	0.17	9.42

OGG
2014	4,156	17.4793	72,635	0.85	2.06
2013	4,111	17.1271	70,411	1.12	26.99
2012	4,313	13.4870	58,162	1.87	20.95
2011	3,679	11.1508	41,011	—	(9.34)

PCR
2014	18,046	6.8827	124,204	0.37	(18.42)
2013	12,232	8.4373	103,201	1.83	(14.70)
2012	12,761	9.8913	126,220	2.90	5.39
2011	8,783	9.3854	82,429	13.77	(7.56)

PMB
2014	17,700	14.9442 to 32.6990	331,118	5.26	1.52
2013	18,067	14.7199 to 32.2082	367,941	5.00	(6.97)
2012	15,778	15.8224 to 34.6206	354,598	4.93	17.90
2011	13,354	13.4198 to 29.3634	266,743	5.35	6.08 to 6.33
2010	6,196	27.6151	171,113	4.91	12.17

SBJ
2014	5,751	10.5200 to 10.7450	60,870	2.78	4.70
2013	4,867	10.0478 to 10.2626	49,252	3.11	(7.87)
2012	3,974	10.9058 to 11.1390	43,716	3.72	8.87
2011	3,112	10.0170 to 10.2312	31,511	0.81	(6.31) to (2.04)

PRR
2014	834	18.4627	15,403	0.97	3.10
2013	5,837	17.9076	104,517	1.96	(9.22)
2012	4,723	19.7259	93,165	1.06	8.76
2011	4,565	18.1368	82,805	2.13	11.68
2010	5,178	16.2401	84,102	1.44	8.11

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
PTR
2014	11,091	$19.6163	$217,834	2.23%	4.28%
2013	10,595	18.8108	199,583	2.23	(1.96)
2012	9,513	19.1871	182,815	2.57	9.60
2011	9,019	17.5060	158,164	2.49	3.61
2010	5,793	16.8958	98,143	2.41	8.12

SBB
2012	—	—	—	12.44	13.76
2011	1,603	9.0862	14,567	—	(13.13)

SC7
2012	—	—	—	1.61	10.40 to 10.40
2011	4,042	8.5814 to 12.6636	46,379	0.94	(4.64) to (3.77)
2010	2,667	8.9175 to 13.1597	34,182	0.48	(10.82) to 12.92

116
2012	—	—	—	—	14.54
2011	12	13.9664	165	—	(0.92)
2010	67	14.0954	945	—	26.08

SLC
2012	—	—	—	1.40	10.20
2011	3,494	8.7955 to 10.5128	32,098	0.67	(7.47) to (6.15)
2010	2,592	9.3719	24,292	—	17.19 to —

SPC
2012	—	—	—	6.42	13.22
2011	2,207	12.5553 to 13.2074	27,796	7.39	4.28
2010	2,124	12.0400 to 12.6652	25,626	7.45	12.71

114
2012	—	—	—	3.15	8.22
2011	20,600	12.5960	259,471	2.78	3.67 to 3.70
2010	1,825	12.1468	22,173	0.37	7.54 to 21.47

SC5
2012	—	—	—	0.41	17.25
2011	4,694	10.8507 to 18.1586	71,759	0.06	(7.78)
2010	3,054	11.7667 to 19.6914	59,125	0.06	23.17

LCG
2012	—	—	—	1.60	12.10
2011	726	11.5858	8,403	0.31	(5.89)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SC2
2012	—	$—	$—	2.41%	6.44%
2011	1,735	17.3528	30,103	3.64	7.07
2010	1,832	11.4587 to 16.2072	29,263	3.53	7.69

SC1
2012	—	—	—	0.08	0.08
2011	72,364	10.1007 to 10.3602	730,986	0.14	0.06 to 0.15
2010	—	10.0667	3	0.08	—

TBC
2014	11,494	26.7421	307,369	—	9.17
2013	4,635	24.4964	113,539	0.02	41.15
2012	10,041	17.3545	174,266	0.16	18.26
2011	9,717	14.6748	142,601	—	1.52
2010	6,430	14.4558	92,949	—	16.39

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Independent Auditors’ Report,

Statutory Financial Statements as of

December 31, 2014 and 2013 and for the Years Ended

December 31, 2014, 2013, and 2012

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Independent Auditor’s Report

To the Board of Directors of

Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, of changes in capital stock and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

April 27, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Sun Life Insurance and Annuity Company of New York

One Sun Life Executive Park

Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Insurance and Annuity Company of New York (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 (not presented herein), and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of New York. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Insurance and Annuity Company of New York using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of New York.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2012 (not presented herein) or the results of its operations or its cash flows for the year then ended.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of December 31, 2012 (not presented herein), and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of New York as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

Boston, Massachusetts

April 24, 2013

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2014 AND 2013

	2014	2013
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
Debt securities	$1,061,378,037	$1,045,476,565
Preferred stocks	16,846,400	16,750,000
Mortgage loans on real estate	39,165,527	49,945,471
Cash, cash equivalents and short-term investments	72,322,106	111,618,669
Contract loans	2,939,506	2,127,786
Receivable for securities	47,204	198,839
Investment income due and accrued	8,080,808	9,614,295
Deferred premiums	50,941	54,020
Amounts recoverable from reinsurers	2,164,988	9,788,029
Current federal and foreign income tax recoverable	—	1,168,771
Net deferred tax asset	36,888,268	51,494,422
Other assets	2,203,809	2,035,826

Total general account assets	1,242,087,594	1,300,272,693
SEPARATE ACCOUNT ASSETS	1,710,137,931	1,894,294,555

TOTAL ADMITTED ASSETS	$2,952,225,525	$3,194,567,248

	2014	2013
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$720,600,609	$826,726,337
Aggregate reserve for accident and health contracts	97,255	97,255
Liability for deposit-type contracts	13,330,369	11,986,944
Contract claims	376,818	229,569
Other amounts payable on reinsurance	3,431,540	6,223,723
Interest maintenance reserve	21,409,190	15,933,897
Commissions to agents due or accrued	1,222,307	2,850,721
General expenses due or accrued	3,155,095	4,383,060
Transfers from Separate Accounts due or accrued	(84,122,195)	(89,264,693)
Taxes, licenses and fees due or accrued	5,368,334	7,524,679
Current federal and foreign income taxes	4,928,952	—
Remittances and items not allocated	74,140	340,669
Asset valuation reserve	7,451,470	1,112,231
Reinsurance in unauthorized companies	777,554	606,621
Payable to parent and affiliates	694,314	517,853
Funds held under coinsurance	123,309,926	98,003,214
Payable for securities	—	9,313,283
Other liabilities	2,497,620	3,813,972

Total general account liabilities	824,603,298	900,399,335
SEPARATE ACCOUNT LIABLITIES	1,710,058,857	1,894,218,748

Total liabilities	2,534,662,155	2,794,618,083
CAPITAL STOCK AND SURPLUS:
Common capital stock- $350 par value - 6,001 shares authorized; 6,001 shares issued and outstanding	2,100,350	2,100,350

Gross paid in and contributed surplus	357,399,650	357,399,650
Unassigned funds	58,063,370	40,449,165

Surplus	415,463,020	397,848,815

Total capital stock and surplus	417,563,370	399,949,165

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,952,225,525	$3,194,567,248

See notes to statutory financial statements.

1

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	2014	2013	2012
INCOME:
Premiums and annuity considerations	$(16,268,990)	$(8,704,009)	$142,542,341
Considerations for supplementary contracts with life contingencies	2,985,986	3,216,180	1,569,387
Net investment income	41,549,957	49,206,995	59,489,872
Amortization of interest maintenance reserve	2,829,492	2,310,161	1,876,426
Commissions and expense allowances on reinsurance ceded	13,960,458	22,810,775	2,381,688
Reserve adjustments on reinsurance ceded	—	(3,606,398)	469,319
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	29,201,356	31,581,808	31,674,189
Other income	7,094,248	8,565,471	9,117,691

Total Income	81,352,507	105,380,983	249,120,913
BENEFITS AND EXPENSES:
Death benefits	400,975	10,885,994	20,179,808
Annuity benefits	41,757,980	49,850,747	48,072,617
Disability benefits and benefits under accident and health contracts	—	23,662,028	51,912,426
Surrender benefits and withdrawals for life contracts	306,451,869	310,119,959	226,005,644
Interest and adjustments on contracts or deposit-type contract funds	788,840	509,161	841,638
Payments on supplementary contracts with life contingencies	1,518,215	758,163	449,978
Decrease in aggregate reserves for life and accident and health contracts	(103,212,588)	(136,545,456)	(66,844,124)

Total Benefits	247,705,291	259,240,596	280,617,987
Commissions on premiums and annuity considerations (direct business only)	12,390,255	14,881,088	16,825,223
Commissions and expense allowances on reinsurance assumed	—	(4,430,127)	2,115,354
General insurance expenses	14,844,050	26,868,150	31,120,870
Insurance taxes, licenses and fees, excluding federal income taxes	1,254,411	5,284,156	5,397,934
Net transfers (from) to Separate Accounts	(236,153,098)	(225,780,245)	(147,576,827)
Other deductions	4,847,263	8,130,366	10,933,051

Total Benefits and Expenses	44,888,172	84,193,984	199,433,592
Net gain from operations before federal income tax expense and net realized capital gains	36,464,335	21,186,999	49,687,321
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(78,453)	294,571	15,410,882

Net gain from operations after federal income taxes and before net realized capital gains	36,542,788	20,892,428	34,276,439
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	984,923	(3,961,549)	1,746,008

NET INCOME	$37,527,711	$16,930,879	$36,022,447

See notes to statutory financial statements.

2

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	2014	2013	2012
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$399,949,165	$348,565,976	$304,854,243
Net income	37,527,711	16,930,879	36,022,447
Change in net unrealized capital gains (losses), net of deferred income tax	272,955	706,968	1,095,564
Change in net unrealized foreign exchange capital (losses) gains	(321)	2,545	(63,593)
Change in net deferred income tax	(12,346,972)	(106,025)	(2,722,557)
Change in non-admitted assets	(2,255,557)	7,105,676	9,524,066
Change in liability for reinsurance in unauthorized companies	(170,933)	(80,409)	(81,814)
Change in asset valuation reserve	(6,339,239)	17,266,434	(4,775)
Changes in Separate Accounts surplus	3,266	11,881	6,699
Cumulative effect of change in accounting principle (Note 1)	—	—	15,063,971
Surplus change from SSAP 10R	—	—	(12,204,596)
Prior period adjustment (Note 1)	—	—	(2,923,679)
Change in surplus as a result of reinsurance	923,295	9,545,240	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$417,563,370	$399,949,165	$348,565,976

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

	2014	2013	2012
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$(13,279,925)	$4,194,146	$158,626,917
Net investment income	44,121,885	58,046,583	65,453,881
Miscellaneous income	57,616,882	64,378,763	40,500,231

Total receipts	88,458,842	126,619,492	264,581,029
Benefits and loss related payments	355,290,437	408,766,133	342,423,770
Net transfers from Separate Accounts	(241,295,595)	(246,067,404)	(153,570,803)
Commissions, expenses paid and aggregate write-ins for deductions	38,552,446	63,597,067	53,381,226
Federal and foreign income taxes (received) paid	(2,027,404)	17,870,295	5,793,780

Total payments	150,519,884	244,166,091	248,027,973

Net cash from operations	(62,061,042)	(117,546,599)	16,553,056

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid	322,200,290	654,409,727	421,990,236
Cost of investments acquired (long-term only)	(323,556,474)	(330,375,484)	(436,771,950)
Net increase in contract loans and premium notes	(814,619)	(413,100)	(596,627)

Net cash from investments	(2,170,803)	323,621,143	(15,378,341)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	1,343,425	(850,086)	(4,166,017)
Other cash provided (used)	23,591,857	(112,611,880)	(2,512,247)

Net cash from financing and miscellaneous sources	24,935,282	(113,461,966)	(6,678,264)

Net change in cash, cash equivalents and short-term investments	(39,296,563)	92,612,578	(5,503,549)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	111,618,669	19,006,091	24,509,640

End of year	$72,322,106	$111,618,669	$19,006,091

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2014	2013	2012
Exchanges of debt securities	$7,870,225	$36,959,406	$22,607,955
Transfer of debt securities to reinsurers - former affiliates	—	196,215,700	—
Transfer of mortgages to reinsurers - former affiliates	—	35,144,246	—

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”), formerly known as Sun Life Insurance and Annuity Company of New York, is a stock life insurance company incorporated under the laws of the State of New York. Effective July 21, 2014, following the receipt of all required board, shareholder and regulatory approvals, the Company’s name was changed from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York. The Company is a direct wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a wholly-owned subsidiary of Delaware Life Holdings, LLC. Prior to August 2, 2013, the Company was an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC—U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company, including all of the issued and outstanding shares of the Company’s parent, DLIC (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance and group disability, dental and stop loss insurance in New York and Rhode Island. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers.

During the first quarter of 2012, the Company and its parent, DLIC, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds. (Refer to Note 10 for additional information concerning MVA contracts.) The Company and DLIC filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The U.S. Securities and Exchange Commission (the “SEC”) declared the associated amended registration statements effective on March 22, 2012. As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company and DLIC subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of the duty to file reports under Section 15(d) of the Securities Exchange Act of 1934. No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged. The contract amendments described above did not have a material impact on the Company’s financial position and did not relieve DLIC from its guarantee obligations related to the Company’s fixed investment option periods.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”).

5

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of New York. The State of New York has adopted certain prescribed accounting principles that differ from those found in the NAIC SAP. Specifically, Regulation 147 (Valuation of Life Insurance Policies) differs from NAIC SAP in the way it prescribes the calculation of deficiency reserves. The Company’s Risk-Based-Capital (“RBC”) would not have triggered a regulatory event without the use of the State’s prescribed practice.

While the Superintendent of the Department has the authority to permit specific principles that deviate from prescribed principles, none are included within the accompanying financial statements.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and principles prescribed and permitted by the State of New York is shown below:

(In Thousands)	State of Domicile	2014	2013	2012
NET INCOME
Company state basis	New York	$37,528	$16,931	$36,022
Less: State Prescribed Practices that increase/(decrease) NAIC SAP: Regulation 147	New York	15	(11)	(9)

NAIC SAP		$37,513	$16,942	$36,031

SURPLUS
Company state basis	New York	$417,563	$399,949	$348,566
Less: State Prescribed Practices that increase/(decrease) NAIC SAP: Regulation 147	New York	(292)	(307)	(296)

NAIC SAP		$417,855	$400,256	$348,862

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprises a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 13. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ

6

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with market value adjustment (“MVA”) are classified within the Company’s General Account under GAAP, but are classified within the Separate Account under statutory accounting principles. Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, aggregate reserves for accident and health contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS/RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded certain reserve reclassifications of approximately $3.1 million between Aggregate reserve for the life contracts and Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

During 2012, the Company discovered the following error related to prior periods: Uncollected premiums and Premiums and annuity considerations were overstated by approximately $2.9 million. This error was adjusted, net of tax, through surplus in the Statement of Changes in Capital Stock and Surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

7

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC rating of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was an NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

The definition of structured securities under Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of cost or fair value. Common stocks are stated at fair value. OTTI on stocks is evaluated under the methodology described in Note 3. The Company does not own any shares of affiliated or unaffiliated common stocks, either directly or indirectly.

8

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives proceeds from loan sales. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded using the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

9

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, or Company experience and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 13 of the Company’s financial statements for further discussion of the Company’s income taxes.

10

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident Health insurance premiums are earned ratably over the terms of the related insurance policies. Expenses, such as commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations. (See Note 10 for additional information.)

Net investment income, capital gains and losses, and changes in invested asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

11

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

ACCOUNTING PRONOUNCEMENTS/CHANGES:

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No. 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No.106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No.105 amends SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The adoption of SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No.103 replaced SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as of January 1, 2012 as a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$12,205
Change in non-admitted DTA as a result of adoption	2,859

Cumulative effect of change in accounting principle	$15,064

12

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus. The application of SSAP No. 10R resulted in an increase of $12.2 million in the Company’s surplus at December 31, 2011.

Accounting Standards Not Yet Adopted

Effective January 1 , 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”) incorporating guidance for wholly-owned, single real estate held in limited liability company under certain conditions. The adoption of SSAP No. 40R is not expected to have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates.

Reinsurance Related Agreements

The Company entered into reinsurance and related renewal rights and administrative services agreements, effective May 31, 2007, with its former affiliate, Sun Life and Health Insurance Company (U.S.) (“Sun Life and Health”). Under the reinsurance agreement, Sun Life and Health ceded its net retention for the covered policies and transferred assets equal to its reserves for such policies to the Company. The related renewal rights agreement allowed the Company, on renewal of Sun Life and Health’s policies and following a transition period, the right to offer each policyholder a policy to be issued by the Company. Under the administrative services agreement, the Company provided administrative services with respect to Sun Life and Health’s business covered by the reinsurance agreements.

The Company entered into a recapture and termination agreement with Sun Life and Health, effective July 31, 2013, under which Sun Life and Health recaptured the business that was ceded to the Company, and the May 31, 2007 reinsurance, renewal rights and administrative services agreements were terminated.

Effective July 31, 2013, the Company entered into new reinsurance, renewal rights and administrative services agreements with Sun Life and Health. Pursuant to these agreements, the Company cedes 100 percent of the liabilities under its group insurance policies to Sun Life and Health on an indemnity coinsurance basis. Sun Life and Health provides administrative services in connection with the reinsured policies, and Sun Life and Health has the right, on the first anniversary of a policy following a transition period, to offer to each policyholder a replacement policy issued by Sun Life and Health. Net invested assets totaling approximately $112 million were transferred from the Company to Sun Life and Health to support the liabilities recaptured by and ceded to Sun Life and Health. The Company received a ceding commission and recapture fee totaling approximately $35 million from Sun Life and Health, of which $9 million was recorded as a deferred gain in surplus.

13

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company is party to a reinsurance agreement with its former affiliate, the United States Branch of Sun Life Assurance Company of Canada (the “U.S. Branch”), under which certain of the Company’s universal life business is (90%) ninety percent coinsured on a coinsurance with funds withheld basis by the U.S. Branch. Effective July 31, 2013, the reinsurance agreement was amended to modify the formula for calculating the funds withheld amount. As a result of this amendment, assets and cash at fair market value totaling $120 million were transferred to the U.S. Branch from the Company.

Administrative Service Agreements and Others

From January 1, 2011 to July 31, 2013, the Company’s parent, DLIC, participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to intercompany agreements. The allocated expenses to the Company from Sun Life Services were $0.8 million, and $1.1 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively.

The Company’s, parent, DLIC, participates in the Delaware Life Insurance Company 401(k) Savings Plan (“the 401(k) Plan”), sponsored by DLIC which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) which qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to intercompany agreements. The allocated expenses to the Company from DLIC for the period ended December 31, 2014 were $0.3 million and were $0.1 million for the period August 2, 2013 to December 31, 2013.

The Company has agreements with DLIC under which the Company receives, upon request, various investment and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $14.8 million, $12.1 million and $33.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company filed pursuant to the terms of this agreement.

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses under this agreement amounted to approximately $3.3 million and $1.5 million for the years ended December 31, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The Company did not incur expenses under this agreement during 2014 and 2013,

During the years ended December 31, 2014, 2013 and 2012, the Company expensed $0.1 million, $1.5 million and $2.5 million, respectively, in investment advisory fees to a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser.

14

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), whereby Clarendon serves as principal underwriter and distributor for variable insurance products issued by the Company.

Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction described in Note 1.

During the year ended 2014, the Company did not pay any fees. During the years ended December 31, 2013 and 2012, the Company paid $26 thousand and $0.6 million, respectively, in distribution fees related to services provided by Sun Life Financial Distributors, Inc., a former affiliated broker dealer.

The Company had $0.7 million and $0.5 million due to related parties at December 31, 2014 and 2013, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

3.	DEBT SECURITIES AND PREFERRED STOCK

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

		December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$34,392	$1,447	$(607)	$35,232
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,420	359	—	4,779
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	115,486	3,125	(267)	118,344
Industrial and Miscellaneous (Unaffiliated)	864,272	39,077	(5,053)	898,296
Hybrid Securities	42,808	1,092	(3,795)	40,105

Total Debt Securities	$1,061,378	$45,100	$(9,722)	$1,096,756

Preferred Stocks	$16,846	$269	$(128)	$16,987

15

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCK (CONTINUED)

		December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$35,222	$132	$(5,354)	$30,000
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,900	33	—	1,933
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	62,296	207	(2,108)	60,395
Industrial and Miscellaneous (Unaffiliated)	906,936	25,992	(16,266)	916,662
Hybrid Securities	39,123	657	(4,694)	35,086

Total debt securities	$1,045,477	$27,021	$(28,422)	$1,044,076

Preferred Stocks	$16,750	$40	$(333)	$16,457

The statement value and estimated fair value by maturity date for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2014
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$37,965	$38,583
Due after one year through five years	120,498	125,251
Due after five years through ten years	370,247	379,457
Due after ten years	394,323	412,426

Total before asset and mortgage-backed securities	923,033	955,717
Asset and mortgage-backed securities	138,345	141,039

Total	$1,061,378	$1,096,756

Proceeds from sales and maturities of investments in debt securities during 2014, 2013 and 2012, were $307.9 million, $589.3 million and $428.3 million, respectively, including non-cash transactions of $7.9 million, $37.0 million and $22.6 million, respectively; gross gains were $15.4 million, $30.6 million and $18.2 million, respectively, and gross losses were $2.2 million, $7.7 million and $8.2 million, respectively.

16

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCK (CONTINUED)

Debt securities included above with a statement value of approximately $0.4 million at each year ended December 31, 2014 and 2013 were on deposit with the Superintendent of the Department as required by law.

Investment grade debt securities were 98.5% and 98.8% of the Company’s total debt securities as of December 31, 2014 and 2013, respectively.

The fair values of publicly—traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed debt securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 7% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

Other-than-temporary-impairment

The Company recognizes and measures OTTI for Loan-Backed and Structured Securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

17

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCK (CONTINUED)

The OTTI balances under SSAP No. 43R where the present value of expected cash flows was less than amortized cost as of December 31, 2012 was $29 thousand. Of this amount, no OTTI was related to sub-prime loans. No OTTI was recognized during 2014 or 2013 on loan-backed or structured securities.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.

In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on the Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of scrutiny and monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

“Watch List”—There is preponderance of likelihood that either interest or principal will not be received according to Committee’s team’s expectations and may result in impairment or write-offs.

“Impaired List”—Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. The Company incurred write-downs of debt securities for OTTI of $3.3 million ended December 31, 2013. The Company did not incur write-downs of debt securities for OTTI for the years ended December 31, 2014 or 2012.

18

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCK (CONTINUED)

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more				Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	1	$9	$—	2	$18,284	$(607)	3	$18,293	$(607)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	11,384	(36)	5	13,392	(231)	8	24,776	(267)
Industrial and Miscellaneous (Unaffiliated)	134	171,586	(2,860)	31	76,627	(2,193)	165	248,213	(5,053)
Hybrid Securities	—	—	—	3	21,053	(3,795)	3	21,053	(3,795)

Total Debt Securities	138	$182,979	$(2,896)	41	$129,356	$(6,826)	179	$312,335	$(9,722)

Preferred Stocks	1	$11,872	$(128)	—	$—	$—	1	$11,872	$(128)

19

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCK (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2013 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more				Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$10,262	$(2,780)	1	$16,721	$(2,574)	7	$26,983	$(5,354)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	27	54,244	(2,106)	2	145	(1)	29	54,389	$(2,107)
Industrial and Miscellaneous (Unaffiliated)	157	330,279	(14,590)	4	11,571	(1,677)	161	341,850	(16,267)
Hybrid Securities	4	8,527	(112)	3	20,239	(4,582)	7	28,766	(4,694)

Total Debt Securities	194	$403,312	$(19,588)	10	$48,676	$(8,834)	204	$451,988	$(28,422)

Preferred Stocks	1	$11,766	$(234)	1	$2,901	$(99)	2	$14,667	$(333)

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $14.7 million and $13.9 million as of December 31, 2014 and 2013, respectively, which represented approximately 1.2% and 1.1% of the Company’s total invested assets as of December 31, 2014 and 2013, respectively.

In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$14,498	$14,699	$14,918
Collateralized debt obligations	—	—	—

	$14,498	$14,699	$14,918

20

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio for the years ended December 31, 2014 and 2013:

(In Thousands)	2014	2013
Arizona	$1,807	$2,012
California	1,048	1,146
Colorado	—	2,289
Connecticut	3,076	3,257
Florida	5,008	5,150
Georgia	3,562	3,864
Idaho	433	458
Illinois	4,873	4,929
Indiana	814	2,990
Kansas	2,084	2,182
Mississippi	449	499
New Jersey	981	1,101
New York	3,589	4,256
Ohio	5,646	7,946
Pennsylvania	568	588
South Carolina	3,030	3,130
Texas	2,702	5,060
General allowance for loan loss	(504)	(912)

Total Mortgage Loans on Real Estate	$39,166	$49,945

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2014 and 2013.

The Company originated no mortgage loans during the year ended December 31, 2014 and originated two mortgage loans with a total cost of $7.6 million during the year ended December 31, 2013 with rates ranging from 4.00% to 4.11%.

During the years ended December 31, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. There was no specific allowance for

21

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

loan loss for the years ended December 31, 2014 or 2013. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.5 million and $0.9 million at December 31, 2014 and 2013, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2014, the Company individually and collectively evaluated loans with a gross carrying value of $39.7 million. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $50.9 million.

Delinquency status is determined based upon the occurrence of a missed contract payment. There was one loan past due greater than 90 days at December 31, 2014, and there were no loans past due greater than 90 days at December 31, 2013.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

22

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
As of December 31, 2014
Recorded Investment (All)
Current	$—	$—	$—	$—	$37,331	$—	$37,331
30 - 59 Days Past Due	—	—	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	2,339	—	$2,339
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
As of December 31, 2013
Recorded Investment
Current	$—	$—	$—	$—	$50,857	$—	$50,857
30 - 59 Days Past Due	—	—	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
As of December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	4,455	—	4,455
As of December 31, 2013
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	2,155	—	2,155

23

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
As of December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,228	$—	$2,228
Interest Income Recognized	—	—	—	—	96	—	96
Recorded Investments on Nonaccrual Status	—	—	—	—	2,339	—	2,339
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—
As of December 31, 2013
Average Recorded Investment	$—	$—	$—	$—	$2,155	$—	$2,155
Interest Income Recognized	—	—	—	—	98	—	98
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

	2014	2013	2012
(In Thousands)
Balance at beginning of period	$912	$2,018	$2,889
Additions charged to operations	—	—	—
Direct write-downs charged against the allowances	—	—	—
Recoveries of amounts previously charged off	(408)	(1,106)	(871)

Balance at end of period	$504	$912	$2,018

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses disaggregated by credit quality indicator as of December 31, 2014 and 2013:

Internal Risk Rating	2014	2013
AAA	$—	$—
AA	—	—
A	—	3,890
BBB	—	12,466
BB and Lower	35,215	32,346
Impaired	4,455	2,155

Total	$39,670	$50,857

Total allowance for loan loss	(504)	(912)

Total Mortgage loans on real estate	$39,166	$49,945

24

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The following table provides an aging of past due commercial mortgage loans as of December 31, 2014 and 2013, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2014	2013
Current	$37,331	$50,857
30-59 Days Past Due	—	—
60-89 Days Past Due	—	—
Greater Than 90 Days - Accruing	2,339	—
Greater Than 90 Days - Not Accruing	—	—

Total Past Due	$2,339	$—

Total allowance for loan loss	(504)	(912)

Total Mortgage loans on real estate	$39,166	$49,945

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from sales of the remaining investments are reported, net of tax, in the Company’s Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
	2014	2013	2012
(In Thousands)
Realized gains (losses):
Debt securities	$13,204	$19,611	$9,915
Preferred stocks	38	60	71
Common stocks	—	—	(429)
Mortgage loans	105	(1,352)	(1,274)
Short-term investments	—	7	1

Gross realized gains	13,347	18,326	8,284
Capital gains tax expense (benefit)	4,148	6,864	839

Net realized gains	9,199	11,462	7,445
Gains transferred to IMR (net of taxes)	8,214	15,424	5,699

Total	$985	$(3,962)	$1,746

	Years Ended December 31,
	2014	2013	2012
(In Thousands)
Changes in net unrealized capital gains (losses), net of deferred income tax:
Debt securities	$8	$(12)	$—
Preferred stocks	—	—	—
Common stocks	—	—	530
Mortgage loans	265	719	566

Total	$273	$707	$1,096

25

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

5.	INVESTMENT GAINS AND LOSSES (CONTINUED)

Deferred tax expense (benefit) netted in unrealized capital gains (losses) above was $(0.1) million, $(0.4) million and $(0.6) million at December 31, 2014, 2013 and 2012, respectively.

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Debt securities	$43,121	$47,646	$55,704
Preferred stocks	800	736	327
Mortgage loans	2,706	4,379	5,756
Contract loans	100	75	70
Cash, cash equivalents and short-term investments	19	59	37
Other investment (loss) income	46	(2)	75

Gross investment income	46,792	52,893	61,969
Investment expenses	5,242	3,686	2,479

Net investment income	$41,550	$49,207	$59,490

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2014, 2013 and 2012, respectively.

7.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

As described in Note 2, the Company is party to a reinsurance agreement with its former affiliate, the U.S. Branch, under which certain of the Company’s universal life business is coinsured on a funds withheld basis by the U.S. Branch. Effective July 31, 2013, the reinsurance agreement was amended to modify the formula for calculating the funds withheld amount. As a result of this amendment, assets and cash at fair market value totaling approximately $120 million were transferred to the U.S. Branch from the Company. Effective December 31, 2014, this treaty was amended and restated to increase the risks reinsured from the 90% quota share to a 100% quota share. As a result of this transaction, the Company paid the U.S. Branch an initial reinsurance premium for assuming the liabilities. The premium recorded was based on the liabilities transferred in the amount of $52.0 million. The Company increased its funds withheld under the coinsurance by $17.4 million. The Company received a ceding commission in the amount of $9.0 million. This ceding commission was deferred and recorded post tax as an adjustment to surplus. The Company transferred net cash to the U.S. Branch in the amount of $25.6 million.

26

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	REINSURANCE (CONTINUED)

Effective July 31, 2013, the Company entered into new reinsurance, renewal rights and administrative services agreements with Sun Life and Health. Pursuant to these agreements, the Company ceded 100% of the liabilities under its group insurance policies to Sun Life and Health on an indemnity coinsurance basis. Sun Life and Health provides administrative services in connection with the reinsured policies, and Sun Life and Health has the right, on the first anniversary of a policy following a transition period, to offer to each policyholder a replacement policy issued by Sun Life and Health. Refer to Note 2 for further details.

The Company had an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits were reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts ceded by the Company in excess of $0.7 million per claim, up to $2.0 million, for group life contracts and will reinsure amounts ceded by the Company in excess of $0.3 million per claim, up to $3.0 million per claim, for group accidental death and dismemberment contracts.

The Company had an agreement with an unrelated company whereby the unrelated company reinsured the morbidity risks of the Company’s group stop loss contracts. Under this agreement, certain stop loss benefits were reinsured on a yearly-renewable term basis. The agreement provided that the unrelated company will reinsure specific claims ceded by the Company for amounts in excess of $2.5 million per claim, up to $10 million per claim, for stop loss contracts.

The Company had an agreement with an unrelated company whereby the unrelated company reinsured the morbidity risks of the Company’s group long-term disability contracts. Under this agreement, certain long-term disability benefits were reinsured on a yearly-renewable term basis. The agreement provided that the unrelated company will reinsure amounts in excess of $0.01 million per claim, per month for long-term disability contracts ceded by the Company.

The Company had an agreement with an unrelated company whereby the unrelated company reinsured 100% of the risks on a quota share basis for certain specific group life and disability policies.

During 2013, the unaffiliated group reinsurance treaties were terminated.

The Company has agreements with a former affiliate, Sun Life Assurance Company of Canada (“SLOC”), and several unrelated companies that provide for reinsurance of portions of the net-amount-at-risk under certain individual universal life, variable universal life, and individual private placement variable universal life insurance policies. These amounts are reinsured on either a monthly-renewable, yearly-renewable term or modified coinsurance basis. The modified coinsurance treaties were terminated during 2013.

27

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Premiums and annuity considerations:
Direct	$102,688	$180,053	$162,173
Assumed - Affiliated (former affiliate effective 2013)	—	(17,284)	16,797
Ceded - Affiliated (former affiliate effective 2013)	—	(5,376)	(13,570)
Ceded - Non-Affiliated	(118,957)	(166,097)	(22,858)

Net premiums and annuity considerations	$(16,269)	$(8,704)	$142,542

*	Including amount recaptured on July 31, 2013 from former affiliate

Insurance and other individual policy benefits and claims:
Direct	$98,490	$139,574	$120,604
Assumed - Affiliated (former affiliate effective 2013)	—	5,887	11,929
Ceded - Affiliated (former affiliate effective 2013)	—	(550)	(489)
Ceded - Non-Affiliated	(54,813)	(59,754)	(11,429)

Net policy benefits and claims	$43,677	$85,157	$120,615

8.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies), which produce reserves at least as great as those required by law and contract provisions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for the period beyond the date of death. Surrender values are not promised in excess of reserves as legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2014 and 2013, the Company had $1,641.5 million and $3,729.6 million of insurance in force (direct and assumed) for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves (direct and assumed) to cover the above insurance as of December 31, 2014 and 2013 totaled $66.8 million and $71.7 million, respectively. These amounts reflect prescribed practices that depart from NAIC SAP. Refer to Note 1.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2014 and 2013 were the changes in additional reserves held due to asset adequacy analysis testing. Asset adequacy reserves were $75.8 million at December 31, 2014 and 2013, respectively.

28

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

Withdrawal characteristics of General Account and Separate Account annuity reserves and deposits were as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$426,782	$—	$426,782	19.30%
At book value less current surrender charge of 5% or more	6,745	—	—	6,745	0.31%
At fair value	—	—	1,152,627	1,152,627	52.15%

Total with adjustment or at fair value	6,745	426,782	1,152,627	1,586,154	71.76%
At book value without adjustment (minimal or no charge or adjustment)	595,960	—	—	595,960	26.96%
Not subject to discretionary withdrawal	26,888	—	1,389	28,277	1.28%

Total (Gross: Direct and Assumed)	629,593	426,782	1,154,016	2,210,391	100.00%
Reinsurance ceded	—	—	—	—

Total (net)	$629,593	$426,782	$1,154,016	$2,210,391

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$468,636	$—	$468,636	19.23%
At book value less current surrender charge of 5% or more	14,957	—	—	14,957	0.61%
At fair value	—	—	1,278,060	1,278,060	52.41%

Total with adjustment or at fair value	14,957	468,636	1,278,060	1,761,653	72.25%
At book value without adjustment (minimal or no charge or adjustment)	646,688	—	—	646,688	26.52%
Not subject to discretionary withdrawal	27,593	—	2,497	30,090	1.23%

Total (Gross: Direct and Assumed)	689,238	468,636	1,280,557	2,438,431	100.00%
Reinsurance ceded	2,233	—	—	2,233

Total (net)	$687,005	$468,636	$1,280,557	$2,436,198

29

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and individual annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserve for life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the fixed deferred annuity account are carried at fair value.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products/transactions into a Separate Account:

•	Variable Life

•	Variable Annuity

•	Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account whereas the MVA assets are not legally insulated from the General Account. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,710.1 million and $1,894.3 million as of December 31, 2014 and 2013, respectively. As of December 31, 2014 and 2013 the Company’s Separate Account statements included legally insulated assets of $1,200.4 million and $1,344.5 million, respectively.

30

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	SEPARATE ACCOUNTS (CONTINUED)

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2014 were attributed to the following products/transactions:

(In Thousands) Product / Transactions	Legally Insulated Assets	Non-Legally Insulated Assets
Variable Life	$21,992,351	$—
Variable Annuity	1,178,373,373	—
Market Value Adjusted Annuity	—	509,772,207

Total	$1,200,365,724	$509,772,207

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers (to) from Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $1,175.7 million and $1,310.3 million of non-guaranteed Separate Account reserves and $448.8 million and $490.6 million of guaranteed Separate Account reserves as of December 31, 2014 and 2013, respectively.

As of December 31, 2014 and 2013, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $200.6 million and $219.0 million, respectively.

To compensate the General Account for the risk taken, the Separate Account has paid risk charges of $8.8 million, $9.6 million and $9.2 million during the years ended December 31, 2014, 2013 and 2012, respectively.

For the year ended December 31, 2014, the Company’s general account paid $0.6 million for Separate Account guarantees and $0.4 million and $1.0 million for each of the years ended December 31, 2013 and 2012, respectively.

Separate Account management fees were $29.2 million, $31.6 million and $31.7 million for the years ended December 31, 2014, 2013 and 2012, respectively.

31

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	SEPARATE ACCOUNTS (CONTINUED)

The Company does not engage in securities lending transactions within the Separate Account.

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits	$7,282	$8,056	$15,338
For accounts with assets at:
Fair value	448,782	1,175,709	1,624,491
Amortized cost	—	—	—

Total reserves	$448,782	$1,175,709	$1,624,491

By withdrawal characteristics:
With MVA adjustment	$448,782	$—	$448,782
At fair value	—	1,174,320	1,174,320

Subtotal	448,782	1,174,320	1,623,102
Not subject to discretionary withdrawal	—	1,389	1,389

Total	$448,782	$1,175,709	$1,624,491

An analysis of the Separate Account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits	$4,050	$9,996	$14,046
Reserves
For accounts with assets at:
Fair value	490,636	1,310,345	1,800,981

Total reserves	$490,636	$1,310,345	$1,800,981

By withdrawal characteristics:
With fair value adjustment	$490,636	$—	$490,636
At fair value	—	1,307,853	1,307,853

Subtotal	490,636	1,307,853	1,798,489
Not subject to discretionary withdrawal	—	2,492	2,492

Total	$490,636	$1,310,345	$1,800,981

32

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	SEPARATE ACCOUNTS (CONTINUED)

Below is the reconciliation of Net transfers (from) to Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Transfers to Separate Accounts	$15,338	$14,046	$44,195
Transfers from Separate Accounts	(251,491)	(239,826)	(191,772)

Net transfers to Separate Accounts	(236,153)	(225,780)	(147,577)

Transfers (from) to Separate Accounts in the Statement of Operations	$(236,153)	$(225,780)	$(147,577)

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

33

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 2

Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations (CDOS)), (RMBS, CMBS), certain corporate debt, prefer stock and certain private equity investments.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, and certain private equity investments and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2014 or 2013.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$—	$—
Common stock - Unaffiliated (b)
Industrial and miscellaneous	—	—	—	—
Debt securities - Unaffiliated (c)
Residential securities	—	—	—	—
Separate Accounts assets (d)	1,197,600	326,626	182,288	1,706,514

Total assets at fair value	$1,197,600	$326,626	$182,288	$1,706,514

34

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$—	$—
Common stock - Unaffiliated (b)
Industrial and miscellaneous	—	—	—	—
Debt securities - Unaffiliated (c)
Residential securities	—	2,496	—	2,496
Separate Accounts assets (d)	1,383,673	300,233	206,156	1,890,062

Total assets at fair value	$1,383,673	$302,729	$206,156	$1,892,558

(a)	Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.
(b)	Common stocks are carried at fair value.
(c)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost; amounts are included in the table above.
(d)	Separate Account assets include invested assets carried at fair value, but exclude approximately $3.6 million and $5.5 million of investment income and receivables due at December 31, 2014 and 2013, respectively, which are included in the Separate Account Assets in the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

None of the Company’s assets and liabilities measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2014 and 2013.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2014:

(In Thousands)	Beginning Balance at 01/01/2014	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2014
Assets
Separate Accounts assets	$206,156	$4,939	$(16,460)	$1,113	$1,619	$28,746	$—	$(261)	$(43,564)	$182,288

Total assets	$206,156	$4,939	$(16,460)	$1,113	$1,619	$28,746	$—	$(261)	$(43,564)	$182,288

35

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

(In Thousands)	Beginning Balance at 01/01/2013	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2013
Assets
Separate Accounts assets	$86,930	$82,233	$—	$255	$(2,106)	$53,819	$—	$(9,447)	$(5,528)	$206,156

Total assets	$86,930	$82,233	$—	$255	$(2,106)	$53,819	$—	$(9,447)	$(5,528)	$206,156

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC ratings.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Separate Accounts assets	Matrix Pricing	Spreads	71,106	N/A	N/A
	Market Pricing	Quoted Prices	51,232	92-108	—

Total assets			$122,338

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Separate Accounts assets	Matrix Pricing	Spreads	11,580	N/A	N/A
	Market Pricing	Quoted Prices	129,538	87-24,512	1,579

Total Assets			$141,118

36

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2014:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$72,322	$72,322	$72,322	$—	$—	$—
Debt securities	1,096,756	1,061,378	30,448	820,623	245,685	—
Preferred stocks	16,987	16,846	—	4,080	12,907	—
Mortgages loans on real estate	39,774	39,166	—	—	39,774	—
Contract loans	3,117	2,940	—	—	3,117	—
Separate account assets	1,706,514	1,706,514	1,197,600	326,626	182,288	—
Contractholder deposit funds and other policyholder liabilities	(14,018)	(13,330)	—	—	(14,018)	—
Separate account liabilities	(4,250)	(4,250)	—	—	(4,250)	—

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2013:

(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$111,619	$111,619	$111,619	$—	$—	$—
Debt securities	1,044,076	1,045,477	26,369	777,347	240,360	—
Preferred stocks	16,457	16,750	—	4,691	11,766	—
Mortgages loans on real estate	50,334	49,945	—	—	50,334	—
Contract loans	2,125	2,128	—	—	2,125	—
Separate account assets	1,890,062	1,890,062	1,383,673	300,233	206,156	—
Contractholder deposit funds and other policyholder liabilities	(11,987)	(11,987)	—	—	(11,987)	—
Separate account liabilities	(4,125)	(4,125)	—	—	(4,125)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.

37

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Common and Preferred Stocks - The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans - The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Separate Accounts - The estimated fair values of assets and liabilities are valued with the same methodology described above. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

38

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expenses, included with aggregate reserves for life contracts and aggregate reserves for accident and health contracts, related to the Company’s group life, disability, and stop loss products is summarized below:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Balance at January 1	$102,123	$103,017	$96,116
Less reinsurance recoverable	(102,123)	(11,043)	(8,563)

Net balance at January 1	—	91,974	87,553
Incurred losses related to:
Current year	—	32,365	75,778
Prior years	—	(79,120)	(117)

Total incurred	—	(46,755)	75,661
Paid losses related to:
Current year	—	(32,365)	(42,630)
Prior years	—	(12,854)	(28,610)

Total paid	—	(45,219)	(71,240)
Balance at December 31	—	102,123	103,017
Less reinsurance recoverable	—	(102,123)	(11,043)

Net balance at December 31	$—	$—	$91,974

The incurred losses and loss adjustment expenses relating to insured events in prior years were a result of reassessment of the estimates of the settlement costs on certain claims outstanding.

39

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2014 and December 31, 2013.

The components of the Company’s DTAs and deferred tax liabilities (‘DTLs”) as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$45,931	$176	$46,107	$58,300	$698	$58,998	$(12,369)	$(522)	$(12,891)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	45,931	176	46,107	58,300	698	58,998	(12,369)	(522)	(12,891)
Deferred Tax Assets Nonadmitted	6,341	176	6,517	3,708	698	4,406	2,633	(522)	2,111

Subtotal Net Admitted Deferred Tax Assets	39,590	—	39,590	54,592	—	54,592	(15,002)	—	(15,002)
Deferred Tax Liabilities	2,702	—	2,702	3,098	—	3,098	(396)	—	(396)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$36,888	$—	$36,888	$51,494	$—	$51,494	$(14,606)	$—	$(14,606)

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	36,888	—	36,888	51,494	—	51,494	(14,606)	—	(14,606)
(c) 11.b.i	—	—	36,888	—	—	51,494	—	—	(14,606)
(d) 11.b.ii	—	—	57,102	—	—	51,494	—	—	5,608
(e) Admitted Pursuant to 11.c.	2,702	—	2,702	3,098	—	3,098	(396)	—	(396)

(f) Total admitted under 11.a. - 11.c.	39,590	—	39,590	54,592	—	54,592	(15,002)	—	(15,002)
(g) Deferred Tax Liabilities	2,702	—	2,702	3,098	—	3,098	(396)	—	(396)

Net admitted Deferred Tax Asset / Deferred Tax Liability	$36,888	$—	$36,888	$51,494	$—	$51,494	$(14,606)	$—	$(14,606)

40

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FEDERAL INCOME TAXES (CONTINUED)

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	2629%	1771%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$380,675	$348,455

The following table provides the impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs:

	December 31, 2014		December 31, 2013		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$45,931	$176	$58,300	$698	$(12,369)	$(522)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	38.00%	0.00%	46.79%	0.00%	-8.79%	0.00%
Net Admitted Adjusted Gross DTAs	$39,590	$—	$54,592	$—	$(15,002)	$—
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	39.87%	0.00%	49.39%	0.00%	-9.52%	0.00%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

The Company has no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31, 2014, 2013 and 2012:

(In Thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Current Income Tax
Federal tax expense on operations	$(78)	$295	$15,410
Federal income tax on net capital gains	4,149	6,864	839
Utilization of capital loss carry-forwards	—	—	—
Prior Period Adjustment	—	—	(1,574)

Current income tax expense	$4,071	$7,159	$14,675

41

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$37,724	$44,255	$(6,531)
Investments	2	1	1
Deferred acquisition costs	1,344	4,398	(3,054)
Net operating loss carry-forward	2,931	5,459	(2,528)
Other (including items <5% of total ordinary tax assets)	3,930	4,187	(257)

Subtotal	$45,931	$58,300	$(12,369)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	6,341	3,708	2,633

Admitted ordinary Deferred Tax Assets	$39,590	$54,592	$(15,002)

Capital:
Investments	$176	$698	$(522)
Net capital loss carry-forward	—	—	—

Subtotal	$176	$698	$(522)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	176	698	(522)

Admitted capital Deferred Tax Assets	$—	$0	$(0)

Admitted Deferred Tax Assets	$39,590	$54,592	$(15,002)

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Liabilities:
Ordinary
Investments	$303	$228	$75
Policyholder reserves	2,392	2,870	(478)
Other (including items <5% of total ordinary tax liabilities)	7	—	7

Subtotal	$2,702	$3,098	$(396)

Capital:
Investments	$—	$—	$—

Subtotal	$—	$—	$—

Deferred Tax Liabilities:	$2,702	$3,098	$(396)

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$36,888	$51,494	$(14,606)

42

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2014	December 31, 2013	Change
Total Deferred Tax Assets	$46,107	$58,998	$(12,891)
Total Deferred Tax Liabilities	2,702	3,098	(396)

Net Deferred Tax Assets	$43,405	$55,900	$(12,495)
Tax effect of unrealized (gains)/losses			(148)

Change in net deferred income tax			$(12,347)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of to income before federal income taxes. The significant items causing this difference at December 31, 2014, 2013 and 2012 were as follows:

	December 31, 2014			December 31, 2013			December 31, 2012
(In Thousands) Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Income before taxes	$36,464	$12,763	25.6%	$21,187	$7,415	18.8%	$49,687	$17,390	30.0%
Pre-tax capital gains—Pre IMR	13,348	4,672	9.4%	18,327	6,414	16.2%	8,284	2,899	5.0%
Dividends Received Deduction		(664)	-1.3%		(937)	-2.4%		(767)	-1.3%
Non-deductible expenses		4	0.0%		11	0.0%		12	0.0%
Change in tax contingency reserves		—	0.0%		(2)	0.0%		—	0.0%
Amortization of IMR		(959)	-1.9%		(5,471)	-13.8%		(585)	-1.0%
Change in Non-admitted Assets		(50)	-0.1%		204	0.5%		77	0.1%
Prior year over/under accrual		(278)	-0.6%		(388)	-1.0%		(66)	-0.1%
Tax Credits		260	0.5%		—	0.0%		—	0.0%
Prior Period Adjustment booked to Surplus		707	1.5%		—	0.0%		(1,574)	-2.7%
Prior year DTA adjustment		—	0.0%		(4,019)	-10.2%		—	0.0%
Reinsurance gain		—	0.0%		3,341	8.5%		—	0.0%
Miscellaneous		(37)	-0.1%		697	1.8%		12	0.0%

Total statutory income taxes		$16,418	33.0%		$7,265	18.4%		$17,398	30.0%

Federal and foreign income taxes incurred		$4,071	8.2%		$7,159	18.1%		$14,675	25.3%
Change in net deferred income taxes		12,347	24.8%		106	0.3%		2,723	4.7%

Total statutory income taxes		$16,418	33.0%		$7,265	18.4%		$17,398	30.0%

At December 31, 2014, the Company had $8.4 million of net operating loss carry forwards which will begin to expire, if not utilized in 2028. At December 31, 2014, the Company had no capital loss carry forwards. At December 31, 2014, the Company has $0.9 million of foreign tax credit carry forwards which will begin to expire, if not utilized, in 2019. At December 31, 2014, the Company had $1.3 million of minimum tax credit carry forwards which will not expire.

43

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the following were income tax expenses incurred that will be available for recoupment in the event of future net losses (gains) (in thousands):

Year	Amount
2014	$4,130
2013	498

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

At December 31, 2014 and 2013 the Company had no tax contingency liabilities for unrecognized tax benefits (“UTBs”).

Tax years prior to 2008 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the SLC – U.S, Operations Holdings consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2008 and 2009 for the former consolidated return. The 2010 through 2013 tax years are currently being examined by the Internal Revenue Service (“IRS”). The opening conference was held on June 17, 2014. The examination is proceeding in accordance with the IRS examination plan. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the IRS. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations or cash flows. Therefore, the Company did not record a liability for UTBs at December 31, 2014. As of December 31, 2014, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company will file a consolidated federal income tax return for the December 31, 2014 with its affiliates, DLIC and DL Reinsurance Company.

A formal tax allocation sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis with a final true up after filing of the federal income tax return, as prescribed by the terms of the agreement.

44

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2014 and 2013, the Company had 6,001 shares issued and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers. New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the Department where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. For a period of five years following the change in control of the Company effective August 2, 2013, any dividend requires the prior approval of the Department.

No dividends were declared or paid to the Company’s parent, DLIC, during 2014, 2013 or 2012.

15.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2014 and 2013.

In addition, the Company will maintain its Total Adjusted Capital in an amount not less than 450% of the Authorized Control Level Risk Based capital (“RBC level”) within the meaning of Insurance Law 1322 for a period of seven years following the change in control effective August 1, 2013. If the RBC Level falls below this minimum, additional contributions of capital are required to be made such that the RBC level is restored to a minimum of 450%. A separate trust account, separate from the Company’s funds, was established to provide a source for any required capital contributions. The Company exceeded the 450% RBC level at December 31, 2014 and 2013.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life of New York, along with other insolvencies reported by National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.3 million and $4.9 million for guaranty fund assessments as of December 31, 2014 and 2013, respectively. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

45

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

16.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the“DRD”) on Separate Account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations. This issue was included in the 2012-2013 Priority Guidance Plan, issued November 19, 2012, as one of the projects the IRS intends to work on in 2013. The IRS did not reach any conclusion in 2013 and therefore the issue was included again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014. The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2014, 2013 and 2012, the Company’s financial statements reflect benefits of $0.9 million, $1.4 million and $1.0 million, respectively, related to the Separate Account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Under the Sale Transaction Agreement among SLF’s affiliates and Delaware Life Holdings, LLC, Delaware Life Holdings, LLC, the acquired companies (including the Company) and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF is affiliates at or prior to closing of the Sale Transaction (including the group insurance business previously conducted by the Company), certain environmental liabilities and certain liabilities arising under unclaimed property law.

46

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

16.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Pledged or Restricted Assets

The following assets were restricted at December 31, 2014 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

The following are restricted assets (including pledged assets):

				Gross Restricted

			Current Year						Percentage
(In Thousands) Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
On deposit with states	407	—	—	—	407	407	(0)	407	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral not captured in other categories	—	—	—	—	—	—	—	—	0%	0%
Other restricted assets	568	—	—	—	568	601	(33)	568	0.02%	0.02%

Total restricted assets	$975	$—	$—	$—	$975	$1,008	$(33)	$975	0.03%	0.03%

47

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014, AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

16.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted

			Current Year						Percentage
(In Thousands) Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$568	$—	$—	$—	$568	$601	$(33)	$—	0.02%	0.02%

Total	$568	$—	$—	$—	$568	$601	$(33)	$—	0.02%	0.02%

Lease commitments

From January 1, 2011 to July 31, 2013, the Company incurred allocated rental expenses for various facilities and equipment under non-cancelable operating leases through its former affiliate, SLOC. Allocated rental expenses for 2013 and 2012 were $0.6 million and $1.3 million, respectively.

The above mentioned allocation of rental expenses ceased as part of the Sale Transaction described in Note 1. Effective February 14, 2014, the Company entered into a new month-to-month lease agreement for its office in New York, New York. The monthly rental expense is approximately $3.0 thousand.

At January 1, 2015, there were no lease terms in excess of one year.

17.	PREMIUM AND ANNUITY CONSIDERATONS DEFERRED AND UNCOLLECTED

The Company had gross and net deferred and uncollected group life insurance premiums and individual life insurance premiums of $50.9 thousand and $54.0 thousand, respectively, as of December 31, 2014 and 2013.

18.	SUBSEQUENT EVENTS

Subsequent events were evaluated through the issuance of the audited statutory financial statements, which were issued on April 27, 2015.

*****

48

PART C

ITEM 26.	EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated April 24, 2003, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

B.	None.

C.	(1)	Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(2)	Amendment One to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(3)	Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-105437, filed on April 27, 2010.)

	(4)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-147646, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(3)	Payment of Stipulated Premium Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(4)	Waiver of Monthly Deductions Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(5)	Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-144627, filed on November 21, 2007.)

	(6)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144626, filed on July 17, 2007.)

	(7)	Scheduled Increases Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

E.	(1)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(2)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(3)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(4)	Application (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(5)	Consent Form (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-144627, filed on July 17, 2007.)

	(6)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, File No. 333-144627, filed on April 30, 2009.)

	(7)	Scheduled Increases Application (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 333-144627, filed on May 20, 2009.)

F.	Charter and By-Laws of Delaware Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on October 30, 2002.)

H.	(1)	Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-67864, filed on November 6, 2002.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on May 2, 2005.)

	(3)	Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated October 1, 2006, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007.)

	(6a)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 033-41628, filed on April 26, 1999.)

	(6b)	Amendment 3, dated April 17, 2000, to the Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(7)	Participation Agreement, dated August 1, 2003, by and among Sun Life Insurance and Annuity Company of New York, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.)

	(8)	Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(9)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed on May 2, 2005.)

	(11)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No.333-136435, filed on August 9, 2006.)

	(12)	Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on April 27, 2007.)

	(13)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007.)

	(14a)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.)

	(14b)	Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed April 27, 2007.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company (Incorporated by reference to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.	(1a)	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on October 1, 2002.)

	(1b)	Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-105437, filed on May 21, 2003.)

	(1c)	Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

J.	(1)	Powers of Attorney. (Incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.)

	(2)	Resolution of the Board of Directors of the Depositor dated August 1, 2014, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consents of Independent Registered Public Accounting Firms.

O.	None.

P.	None.

Q.	None.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Todd L. Boehly c/o Guggenheim Partners, LLC 330 Madison Avenue New York, NY 10017	Director

Donald C. Cacciapaglia c/o Guggenheim Partners, LLC 330 Madison Avenue New York, NY 10017	Director

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

Mark R. Walter c/o Guggenheim Partners, LLC 227 W. Monroe St., Suite 4900 Chicago, IL 60606	Director

David E. Sams, Jr. 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Daniel J. Towriss 96 Worcester Street Wellesley Hills, MA 02481	President and Chief Risk Officer

Michael S. Bloom 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Secretary

Keith A. Dall 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Chief Actuary

Andrew F. Kenney 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

Michael K. Moran 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Robert S. Sabatino 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Delaware Life Insurance Company of New York, a wholly-owned subsidiary of Delaware Life Insurance Company, which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed April 29, 2015.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company of New York.

ITEM 29.	INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company of New York pursuant to its charter, by-laws, or otherwise, Delaware Life Insurance Company of New York has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of New York of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company of New York in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company of New York will, unless in the opinion of their counsel that matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas G. Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company of New York, in whole or in part, at its Home Office at 1115 Broadway, 12th Floor, New York, New York 10010, at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Delaware Life Insurance Company, at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

ITEM 32.	MANAGEMENT SERVICES

Not applicable.

ITEM 33.	FEE REPRESENTATION

Delaware Life Insurance Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2015.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(Registrant)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company of New York, and on the date indicated.

SIGNATURE		TITLE	DATE

/s/ David E. Sams, Jr.*		Chief Executive Officer and Director	April 29, 2015
David E. Sams, Jr.		(Principal Executive Officer)

/s/ Michael K. Moran* Michael K. Moran		Senior Vice President and Chief Accounting Officer and Treasurer	April 29, 2015
(Principal Financial Officer and Principal
Accounting Officer)

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2015
Kenneth N. Crowley		Todd L. Boehly, Director
Donald C. Cacciapaglia, Director
Dennis A. Cullen, Director
Richard E. Kipper, Director
Homer J. Holland, Director
Mark R. Walter, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014. Powers of attorney are incorporated herein by reference to Post-Effective No. 20 to the Registration Statement on Form N-6, File No. 333-144627, filed on August 11, 2014.

EXHIBIT INDEX

K	Legal Opinion

N	Consents of Independent Registered Public Accounting Firms

Representation of Counsel Pursuant to Rule 485(b)